UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

Cash Account Trust

Deutsche DWS Asset Allocation Trust

Deutsche DWS Equity 500 Index Portfolio

Deutsche DWS Global/International Fund, Inc.

Deutsche DWS Income Trust

Deutsche DWS Institutional Funds

Deutsche DWS International Fund, Inc.

Deutsche DWS Investment Trust

Deutsche DWS Market Trust

Deutsche DWS Money Funds

Deutsche DWS Money Market Trust

Deutsche DWS Municipal Trust

Deutsche DWS Portfolio Trust

Deutsche DWS Securities Trust

Deutsche DWS State Tax-Free Income Series

Government Cash Management Portfolio

Investors Cash Trust

(Name of Registrant as Specified in Its Charter)

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DWS FUNDS

September 19, 2024

Dear Shareholders:

The Boards of Trustees/Directors of the DWS funds (“we” or the “board”) are asking shareholders of the DWS funds (“you” or “shareholders”) to vote on a number of proposals related to the DWS funds, and we would like to explain what these votes are about.

First, all shareholders are being asked to vote on a proposal to elect board members of the DWS funds. As a result of recent retirements from the board and the scheduled retirements of three current board members at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives. The board plays an essential role in providing oversight of fund operations, fund management, and other service providers to the funds, and we urge you to take the time to vote on this important proposal.

In addition to electing board members, shareholders of certain DWS funds are also being asked to vote on additional proposals. These proposals are intended to provide enhanced efficiency in operations or greater investment flexibility for the applicable DWS funds. We are seeking approval of these proposals, which have been proposed by DWS Investment Management Americas, Inc. (“DIMA”), investment advisor to the funds, and approved by the board to seek to enhance the funds’ investment operations and potentially investment results over the long term.

For DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, and DWS RREEF Global Real Estate Securities Fund, shareholders are being asked to approve a proposal to adopt a policy permitting DIMA, subject to board approval, to appoint and terminate affiliated and non-affiliated sub-advisors and to materially amend sub-advisor contracts without shareholder approval. Approval of the proposal for the applicable funds will permit DIMA and the board to make decisions regarding sub-advisors to the funds without the necessity of an expensive proxy solicitation. The appointment of sub-advisors to manage other DWS funds pursuant to this policy has been seamless and has allowed DIMA, subject to board approval, to ensure that funds are managed by the best possible team of investment professionals.

For DWS Large Cap Focus Growth Fund and DWS Capital Growth Fund, shareholders are being asked to vote on a change in the funds’ diversification policy to seek to give the portfolio management team greater flexibility to make investments in a market dominated by a handful of very large companies.

For DWS Communications Fund, shareholders are being asked to vote to modify the fund’s fundamental investment concentration policy from concentrating investments in the communications field to concentrating investments in industries in each of the information technology and communication services sectors. The portfolio management team believes that the current investment concentration policy has resulted in constraints on its ability to optimize exposure to companies implementing new communications-related technologies. The modified investment concentration policy seeks to provide the fund flexibility to invest in companies offering newer digital technologies while continuing to focus in key industries in the information technology and communication services sectors. The change in the fundamental investment concentration policy is part of a broader initiative to restructure DWS Communications Fund, as described in more detail in the attached Joint Proxy Statement.

For DWS Money Market Prime Series, shareholders are being asked to vote on a proposal to modify a fundamental investment policy that requires the fund to invest a minimum percentage of fund assets in the obligations of banks and other financial institutions. The proposal seeks to give DIMA and the portfolio management team flexibility to direct more investments to government securities or other appropriate investments in the future if warranted by regulatory or market changes.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that you vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each proposal applicable to your fund(s). The Joint Proxy Statement provides further information on each proposal and shareholders should read it carefully.

Thank you for your attention to these important matters.

Sincerely yours,

Keith R. Fox (Chair)

Mary S. Daugherty

Dawn-Marie Driscoll

Richard J. Herring

Chad D. Perry

Rebecca W. Rimel

Catherine Schrand

William N. Searcy, Jr.

Questions	& Answers

Q	Why am I receiving this proxy statement or a notice of the availability of this proxy statement?

A

As a result of recent retirements from the boards of trustees/directors of the DWS funds (the “board”) and the scheduled retirements of three (3) current board members of the DWS funds at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six (6) board member nominees for each fund that includes five (5) continuing individuals who currently serve on the board of some or all of the DWS funds and one (1) individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine (9) board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six (6) board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.

In addition to electing board members, this proxy statement also seeks approval from shareholders of certain DWS funds for a number of other proposals aimed at enhancing the efficiency of the applicable DWS funds’ operations or providing greater investment flexibility, including:

•	adoption of a sub-advisor approval policy covering both affiliated and unaffiliated sub-advisors by a number of DWS funds;

•	a change in diversification policy for two (2) funds; and

•	modification of fundamental investment policies for two (2) funds.

Each of the proposals is described in more detail below.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that shareholders vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each of the other proposals if applicable to their fund(s).

Q&A continued

PROPOSAL TO ELECT BOARD MEMBERS

(All Funds)

Q	Why am I being asked to vote for board members?

A

As a result of recent retirements from the boards of trustees/directors of the DWS funds (the “board”) and the scheduled retirements of three current board members of the DWS funds, the board is seeking shareholder approval of a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.

Q	Why does my fund’s board recommend this proposal?

A

The board of your fund has nominated and is unanimously recommending that shareholders approve the election of each board member nominee. The board believes that your fund will benefit from the expertise, experience, independence and diversity of the board member nominees, including the extensive collective experience of the current board members in overseeing the DWS funds.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY

(DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)

Q	Why am I being asked to vote on this proposal?

A

Shareholders of each fund listed above are being asked to approve a policy for the fund that would permit DWS Investment Management Americas, Inc. (“DIMA”), the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy is subject to the terms and conditions of an exemptive order granted to the DWS funds and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). One of the conditions of the Exemptive Order is that shareholder approval of the Sub-Advisor Approval Policy must be obtained before the Sub-Advisor Approval Policy can be implemented for a fund. Approval of the Sub-Advisor Approval Policy will not affect the investment management agreements between the funds and DIMA, or the management fees paid to DIMA by the funds.

Q	Why does my fund’s board recommend this proposal?

A

The board recommends this proposal as it believes that it is in the best interests of your fund to give DIMA greater flexibility to select, supervise and evaluate affiliated and unaffiliated sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. If DIMA and the board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more

Q&A continued

quickly and with less expense to the applicable funds to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the fund and its shareholders. The board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the board, in light of DIMA’s significant experience and expertise in this area. The board believes that investors may choose to invest in the funds because of DIMA’s experience in this respect. Finally, the board will continue to oversee the sub-advisor selection process to ensure that funds’ interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract.

PROPOSAL TO APPROVE A CHANGE IN DIVERSIFICATION POLICY

(DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)

Q	Why am I being asked to vote on this proposal?

A

Shareholders of each fund listed above are being asked to approve a change in the fund’s diversification classification under the Investment Company Act of 1940 (the “1940 Act”) from diversified to non-diversified. A fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. Each fund listed above is currently classified as a diversified fund. A fund that elects to be classified as diversified must invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall.

Currently, the primary benchmark of each fund listed above is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the funds are not index funds, the funds’ portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of September 4, 2024, the stocks noted above make up 51.46% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

A diversified fund like each of the funds currently must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management team believes them to be attractive investment opportunities. For this reason, maintaining the funds as diversified funds is expected to increasingly limit each fund’s investment flexibility within the U.S. large cap growth universe and put the funds at a competitive disadvantage against peers that operate as non-diversified funds. On the other hand, if the funds operate as non-diversified investment companies, which would allow them to invest a greater percentage of their assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the funds to better reflect the current composition and security weightings of the U.S. large cap equity universe.

A non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock or fewer stocks overall. The risks associated with the funds changing to non-diversified funds are discussed in greater detail in the attached proxy statement.

Q&A continued

Q	Why does my fund’s board recommend this proposal?

A

For the reasons discussed above, the board believes reclassifying your fund from diversified to non-diversified is in the best interests of your fund and its shareholders because it provides the fund’s portfolio management team with increased investment flexibility and potential for better investment performance over time.

PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN THE COMMUNICATIONS FIELD

(DWS Communications Fund)

Q	Why am I being asked to vote on this proposal?

A

Shareholders of DWS Communications Fund are being asked to approve a modification of the fund’s fundamental investment concentration policy. Specifically, shareholders are being asked to approve a change from the following current investment concentration policy:

the fund may not invest less than 65% of its total assets in the communications field, except as described in the fund’s prospectus.

to the following new investment concentration policy:

the fund may not concentrate its investments in a particular industry, as the term is used in the 1940 Act, as interpreted and modified by regulatory authority having jurisdiction from time to time, except that the fund will concentrate its investments in industries in each of the information technology and communication services sectors.

Because the current investment concentration policy is deemed fundamental, it cannot be modified without shareholder approval. If shareholders approve the change to the investment concentration policy, the new investment concentration policy will be a fundamental policy that cannot be further modified without shareholder approval.

For purposes of the current investment concentration policy, the fund defines the communications field as companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. As a result of technological changes and changes in the market for communications-focused companies, the fund’s portfolio management team believes that the current investment concentration policy in the communications field is too restrictive. As a result, DIMA, the fund’s investment adviser, proposed and the board approved changes to the fund’s investment strategy that would change the fund’s investment strategy from a focus on companies in the communications field to an investment universe focusing on digital companies. Digital companies generally are companies that provide services or content primarily via the internet or other forms of electronic communication or digital technologies, including software, or that provide the physical infrastructure and/or equipment that enable the provision of such services. These digital companies are typically found within one of the following industries that make up the communication services and information technology sectors of the Global Industry Classification Standard, or GICS®: Software and Services, Technology Hardware and Equipment, Semiconductors and Semiconductor Equipment, Telecommunication Services and Media, and Entertainment. Accordingly, in order to implement the changes to the fund’s investment strategy as described above, the current investment concentration policy needs to be modified as described in this Proposal.

If shareholders approve the change to the fund’s investment concentration policy and the investment strategy changes are implemented, the following additional changes are expected be made to the fund: (1) the fund’s name will change to better reflect the revised investment strategy; (2) the fund’s 80% investment policy will change from investing in securities of companies in the communications field, to

Q&A continued

investing in common stock of digital companies; (3) the fund’s investment advisory fee will be reduced by 0.10% at each breakpoint level with the fund’s current investment advisory fee being reduced from 0.90% to 0.80%; and (4) the fund’s expense caps will be reduced for at least two years from the date of the strategy changes to 1.25% for Class A shares from 1.42% and 0.95% for Institutional Class shares and Class S shares from 1.17%. (Current expense cap levels are in effect through September 30, 2024, and exclude certain expenses, such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses.) Implementation of the investment strategy changes for the fund could result in significant turnover of the fund’s currently held portfolio securities, which is expected to result in the fund’s recognition of taxable capital gains, which will be passed through to shareholders. If the proposed changes to the fund’s current investment concentration policy are not approved, the changes to the fund’s investment strategy, name, 80% investment policy, investment advisory fee schedule and expense caps will not be implemented.

Q	Why does my fund’s board recommend this proposal?

A

Your fund’s board believes that modifying the fund’s fundamental investment concentration policy will allow for the implementation of the changes to the fund’s investment strategy as described above recommended by DIMA and approved by the board, which the board believes will provide greater investment flexibility to the portfolio management team in light of technological changes and changes in the market for communications-focused companies and may improve investment outcomes over time. The Board also considered that if the changes to the fund’s investment strategy are made shareholders will benefit from the reduced investment advisory fee and reduced expense caps.

PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION IN BANKS AND OTHER FINANCIAL INSTITUTIONS

(DWS Money Market Prime Series)

Q	Why am I being asked to vote on this proposal?

A

Shareholders of DWS Money Market Prime Series are being asked to approve the modification of the following fund fundamental policy to concentrate in the obligations of banks and other financial institutions: the fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions. Because this investment policy is deemed fundamental, it cannot be changed or eliminated without shareholder approval. If shareholders approve this proposal, the fund will still reserve the right to concentrate in domestic banks and U.S. branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank, but the Fund could stop concentrating in such industries in the future without shareholder approval.

Q	Why does my fund’s board recommend this proposal?

A

Your fund’s board believes that modifying this fundamental investment policy to concentrate in the obligations of banks and other financial institutions will allow additional flexibility for DIMA to manage the fund in response to current and future federal regulations and uncertain market conditions. While the fund currently operates as a retail money market fund, it is possible that future regulatory or market changes may make government money market funds more attractive to investors. Because government money market funds are required to invest at least 99.5% of assets in cash, short-term government securities or repurchase agreements collateralized by these securities, modifying the investment policy would enable DIMA, subject to approval by the board, to convert the fund to a government money market fund in the future if regulatory or market conditions warrant such a change in the best interests of the fund. It is not currently anticipated that the fund will be converted to a government money market fund.

Q&A continued

GENERAL

Q	How can I vote?

A	You can vote in any one of four ways:

1.	Through the Internet, by going to the website listed on your proxy card or notice of internet availability of proxy materials;

2.	By telephone, with a toll-free call to the number listed on your proxy card or listed on the website noted in #1 above;

3.	By mail, with a proxy card; or

4.	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card or notice of internet availability of proxy materials. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the Joint Proxy Statement, either online at https://www.proxy-direct.com/dws-34138 or in printed form, before you vote.

Q	Whom should I call for additional information about the attached Joint Proxy Statement?

A	Please call Computershare, your fund’s proxy solicitor, at (866) 461-7333.

Cash Account Trust

DWS Government & Agency Securities Portfolio

DWS Tax-Exempt Portfolio

Deutsche DWS Asset Allocation Trust

DWS Equity Sector Strategy Fund

DWS Multi-Asset Conservative Allocation Fund

DWS Multi-Asset Moderate Allocation Fund

Deutsche DWS Equity 500 Index Portfolio

Deutsche DWS Global/International Fund, Inc.

DWS Emerging Markets Fixed Income Fund

DWS ESG International Core Equity Fund

DWS Global Small Cap Fund

DWS International Growth Fund

DWS RREEF Global Infrastructure Fund

Deutsche DWS Income Trust

DWS Global High Income Fund

DWS GNMA Fund

DWS High Income Fund

DWS Short Duration Fund

Deutsche DWS Institutional Funds

DWS Equity 500 Index Fund

DWS S&P 500 Index Fund

Deutsche DWS International Fund, Inc.

DWS CROCI® International Fund

DWS Emerging Markets Equity Fund

DWS Global Macro Fund

DWS Latin America Equity Fund

Deutsche DWS Investment Trust

DWS Capital Growth Fund

DWS Core Equity Fund

DWS CROCI® Equity Dividend Fund

DWS CROCI® U.S. Fund

DWS Large Cap Focus Growth Fund

DWS ESG Core Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

Deutsche DWS Market Trust

DWS Global Income Builder Fund

DWS RREEF Real Assets Fund

Deutsche DWS Money Funds

DWS Money Market Prime Series

Deutsche DWS Money Market Trust

DWS Government Money Market Series

Deutsche DWS Municipal Trust

DWS Managed Municipal Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic High Yield Tax-Free Fund

Deutsche DWS Portfolio Trust

DWS Floating Rate Fund

DWS Total Return Bond Fund

Deutsche DWS Securities Trust

DWS Communications Fund

DWS Enhanced Commodity Strategy Fund

DWS Health and Wellness Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Science and Technology Fund

Deutsche DWS State Tax-Free Income Series

DWS California Tax-Free Income Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

Deutsche DWS Tax Free Trust

DWS Intermediate Tax-Free Fund

Government Cash Management Portfolio

Investors Cash Trust

DWS Central Cash Management Government Fund

DWS Treasury Portfolio

875 Third Avenue

New York, New York 10022

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held November 21, 2024

This is the formal agenda for the joint special meetings of the shareholders of each of the DWS funds listed above. It tells you what matters will be voted on and the time and place of the joint special meetings, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

Joint special meetings of the shareholders of each DWS fund listed above will be held on November 21, 2024, at 12:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”), to consider the following (each, a “Proposal”):

Proposal I: (All Funds)	Election of Board Members

Proposal II: (DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)	Approval of a Sub-Advisor Approval Policy

Proposal III: (DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)	Approval of a Change in Diversification Policy

Proposal IV: (DWS Communications Fund)	Approval of Modification of a Fundamental Investment Policy

Proposal V: (DWS Money Market Prime Series)	Approval of Modification of a Fundamental Investment Policy

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

Holders of record of shares of each trust/corporation listed above (or series thereof, as applicable) at the close of business on September 6, 2024, are entitled to vote at the Meeting and at any postponements or adjournments thereof.

DWS Equity 500 Index Fund (“Equity 500 Index Fund”), DWS S&P 500 Index Fund (“S&P 500 Index Fund”) and DWS Government Money Market Series (“Government Money Market Series” ) each operates as a feeder fund (the “Feeder Funds”) in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund (for Equity 500 Index Fund and S&P 500 Index Fund, Deutsche DWS Equity 500 Index Portfolio; for Government Money Market Series, Government Cash Management Portfolio (together, the “Portfolios”)), which has the same investment objective and policies. Each of the Portfolios is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect board members for the Feeder Fund. In addition, pursuant to applicable legal requirements, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. This means that each Feeder Fund must vote its Portfolio interests in accordance with the voting instructions received from the Feeder Fund’s shareholders. Shareholders of each Feeder Fund are being asked to instruct the Feeder Fund on how to vote its interests in the corresponding Portfolio on the Proposal to elect board members for the Portfolio. Therefore, when a shareholder of a Feeder Fund votes with respect to the Proposal to elect board members for the Feeder Fund, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on the Proposal to elect board members for the Portfolio.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any trust/corporation or applicable series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

For funds that are Maryland corporations, whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, or of the shareholders of one or more series or classes thereof, as applicable, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the Meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. At any adjourned Meeting at which a quorum shall be present any action may be taken that could have been taken at the Meeting originally called. The Meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned Meeting date.

For funds that are Massachusetts business trusts, the Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

This notice and the related proxy statement or a Notice of Internet Availability of this notice and the related proxy statement are first being mailed to shareholders on or about September 23, 2024.

This proxy is being solicited on behalf of your trust/corporation’s board.

By Order of the Boards,

John Millette

Secretary

September 19, 2024

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the board’s recommendation on each Proposal applicable to your fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card if you own shares in more than one DWS fund. If so, please return each one. If you have any questions, please call Computershare, your fund’s proxy solicitor, at the special toll-free number we have set up for you ((866) 461-7333) or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT FOR THE JOINT SPECIAL MEETINGS

OF SHAREHOLDERS

NOVEMBER 21, 2024

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the “Board”) of each of the DWS Trusts/Corporations listed in the enclosed Notice of Joint Special Meetings of Shareholders (each, a “Trust”/“Corporation” and collectively, the “Trusts”/“Corporations” and each series thereof, a “Fund” and collectively, the “Funds”), at the Joint Special Meetings of Shareholders to be held at the offices of DWS Investment Management Americas, Inc. (“DIMA”), 100 Summer Street, Boston, Massachusetts 02110 on November 21, 2024 at 12:00 p.m. (Eastern time), and at any and all postponements or adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the Notice of Joint Special Meetings of Shareholders and the proxy card (the “Proxy Card”) or a means to execute a proxy are first being mailed to shareholders or made available to shareholders on the internet on or about September 23, 2024. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust (Trust) or a Maryland corporation (Corporation), although all actions are actually taken by the Trust or Corporation on behalf of the applicable Fund. The term “Board,” as used herein, refers to a Board of Trustees of a Trust, a Board of Directors of a Corporation or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”) or a director of a Corporation (a “Director”). In this Proxy Statement, the singular of Board is used for simplicity, but, in many instances, references to the Board are referring to each Board of each separate Trust or Corporation.

DWS Equity 500 Index Fund (“Equity 500 Index Fund”) and DWS S&P 500 Index Fund (“S&P 500 Index Fund”) each operates as a feeder fund in a master-feeder fund arrangement with Deutsche DWS Equity 500 Index Portfolio (“E500 Portfolio”), which has the same investment objective and policies as the feeder funds. Equity 500 Index Fund and S&P 500 Index Fund each seeks to achieve its investment objective by investing all of its investable assets in the E500 Portfolio. DWS Government Money Market Series (“Government Money Market Series” and, together with Equity 500 Index Fund and S&P 500 Index Fund, the “Feeder Funds”) operates as a feeder fund in a master-feeder fund arrangement with Government Cash Management Portfolio (“Government Portfolio” and, together with E500 Portfolio, the “Portfolios”), which has the same investment objective and policies as its feeder fund. Government Money Market Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio. The Portfolios invest directly in investment securities and other investments. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect Board Members for the Feeder Fund. In addition, as a shareholder of its respective Portfolio, each Feeder Fund is being asked to provide voting instructions on the Proposal to elect Board Members as it relates to the Portfolio. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to the master-feeder structure, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder in a Feeder Fund, in addition to your vote on the Proposal to elect Board Members as it relates to your Feeder Fund, you are also being asked to instruct your Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board Members for the Portfolio. Therefore, when a shareholder of a Feeder Fund votes with respect to the Proposal to elect board members for the Feeder Fund, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on the Proposal to elect board members for the Portfolio.

With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its shares of the relevant Portfolio at the Meeting. Because each Feeder Fund will use proportional voting to vote its shares of its Portfolio, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. In addition, because each Portfolio has multiple feeder funds (including for Government Portfolio, a feeder fund being solicited through a separate proxy statement) it is possible that the Proposal to elect Board Members for the Portfolio will not be approved by the requisite vote even if a Feeder Fund casts its votes to approve the Proposal. It is also possible that the Proposal to elect Board Members for a Portfolio will be approved by the requisite vote even if a Feeder Fund casts its votes against the Proposal.

For simplicity, actions may be described in this Proxy Statement as taken by the relevant Feeder Fund, although all actions are actually taken by the Trust of which each Feeder Fund is a series on behalf of that Feeder Fund. Some actions described as taken by or with respect to a Feeder Fund are actually actions to be taken by the Portfolio in which the Feeder Fund invests all of its assets and of which the Feeder Fund votes as a shareholder.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal I: (All Funds)	Election of Board Members

Proposal II: (DWS Global High Income Fund, DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund, DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Real Estate Securities Fund)	Approval of a Sub-Advisor Approval Policy

Proposal III: (DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)	Approval of a Change in Diversification Policy

Proposal IV: (DWS Communications Fund)	Approval of Modification of a Fundamental Investment Policy

Proposal V: (DWS Money Market Prime Series)	Approval of Modification of a Fundamental Investment Policy

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual and Semi-annual Shareholder Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to a Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808. Reports are also available by calling 1-800-728-3337. Reports are also available on the DWS Funds’ website at dws.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

(All Funds)

As a result of recent retirements from the Board of each Trust/Corporation and the scheduled retirements of three current Board Members at the end of 2024, the Board is seeking the election of a slate of nominees (the “Board Member Nominees”). To provide continuity in the Board’s oversight of the Funds, the Board unanimously recommends that shareholders approve the slate of six Board Member Nominees that includes five continuing individuals who currently serve on the Board of some or all of the Trusts/Corporations and one individual who does not currently serve on the Board of any of the Trusts/Corporations. The Board Member Nominees are: Jennifer S. Conrad, Mary Schmid Daugherty, Keith R. Fox, Chad D. Perry, Rebecca W. Rimel and Catherine Schrand. Pertinent information about each Board Member Nominee as of August 1, 2024 is set forth below. If elected by the shareholders of all the Trusts/Corporations at the Meeting, each Board Member Nominee would be seated effective immediately and serve on the Board of 22 Trusts/Corporations overseeing 66 Funds. While not being submitted to shareholders for election at the Meeting, the retiring Board Members (Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr.) have previously been elected by shareholders of the Funds and will continue to serve on the Board until their retirements on December 31, 2024 pursuant to the Board’s retirement policy. As such, if the Board Member Nominees are elected, effective January 1, 2025, the Board of each Trust/Corporation will be comprised of six Board Members. As shown below, these six Board Member Nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the Board with extensive knowledge of the Funds and Fund management, while the others will have joined the Board in the past three years, providing a great mix of experience and new perspectives.

The Board Member Nominees were nominated by the Board upon the recommendation of the Board’s Nominating and Governance Committee. Ms. Conrad was recommended to the Nominating and Governance Committee by an Independent Board Member (as defined below). It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

Information Concerning Board Member Nominees

Information is provided below for each Board Member Nominee for election at the Meeting. Each Board Member Nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns, retires or is otherwise removed. All of the Board Member Nominees are non-interested Board Members, pursuant to the provisions of the 1940 Act (“Independent Board Members”).

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Jennifer S. Conrad (1959)	N/A – Candidate for Election to the Board	Dalton McMichael, Sr., Distinguished Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill	None	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Mary Schmid Daugherty, NACD DC, PHD, CFA (1958)	Board Member or Advisory Board Member(4) Since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (2017-present); and The Hardenbergh Foundation (2021-present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds) (2010-2022); and Crescent Electric Supply Company (2010-2019)	21	None

Keith R. Fox, CFA (1954)	Chairperson of the Board Since 2017 Board Member Since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); former Chairman, National Association of Small Business Investment Companies. Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); and Progressive International Corporation (kitchen goods designer and distributor)	68	None

Chad D. Perry (1972)	Board Member Since 2021	Executive Vice President, RLJ Lodging Trust(3) (since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.(3) (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(3) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005-2006); and Associate, Ropes & Gray LLP (1997-2005)	68	Director, Great Elm Capital Corp. (business development company) (since 2022)

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Rebecca W. Rimel (1951)	Board Member Since 1995	Directorships: Washington College (since July 2023); formerly: President, Chief Executive Officer and Director (1994-2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Former Directorships: Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); Director, BioTelemetry, Inc.(3) (acquired by Royal Philips in 2021) (health care) (2009-2021); Director, Becton Dickinson and Company(3) (medical technology company) (2012-2022)	68	Director, The Bridgespan Group (nonprofit organization) (Since October 2020)

Catherine Schrand (1964)	Board Member Since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (1994-present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (since 2014) (Steering Committee Member since 2022 and Executive Committee Member since 2024). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); formerly: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019)	68	None

Information Concerning Retiring Board Members

Information is provided below for each Board Member retiring effective December 31, 2024. All of the retiring Board Members are Independent Board Members.

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Dawn-Marie Driscoll (1946)	Board Member Since 1987	Emeritus Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	68	None

Richard J. Herring (1946)	Board Member Since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (1972-present); formerly: Director, The Wharton Financial Institutions Center (1994-2020); Vice Dean and Director, Wharton Undergraduate Division (1995-2000) and Director, The Lauder Institute of International Management Studies (2000-2006); Member FDIC Systemic Risk Advisory Committee (2011-present), member Systemic Risk Council (2012-present) and member of the Advisory Board of the Yale Program on Financial Stability	68	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
		(2013-present); Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003-2015), Executive Director of The Financial Economists Roundtable (2008-2015), Director of The Thai Capital Fund (2007-2013), Director of The Aberdeen Singapore Fund (2007-2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010-2018)

William N. Searcy, Jr. (1946)	Board Member Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	68	None

(1)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds.
(2)	As of August 1, 2024.
(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(4)

Ms. Daugherty is currently a Board member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust. She is currently an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. If elected, Ms. Daugherty will serve as a Trustee/Director for all Trusts/Corporations.

Unless otherwise noted, each Board Member Nominee and retiring Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Board Member Nominee and retiring Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

As reported to the Funds, Appendix A to this Proxy Statement sets forth the dollar range of shares beneficially owned by each Board Member Nominee and retiring Board Member in each Fund as of August 10, 2024. Appendix A also sets forth the aggregate dollar range of shares beneficially owned by each Board Member Nominee and retiring Board Member in all DWS funds overseen by the Board Member Nominees and retiring Board Members as of August 10, 2024.

The Nominating and Governance Committee of the Board of each Trust/Corporation is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the Board Member Nominees, the Committee generally considered the educational, business and professional experience of each Board Member Nominee in determining his or her qualifications to serve as a Board Member, including the Board Member Nominee’s record of service as a director or trustee of public and private organizations. In the case of five of the six Board Member Nominees, this included his or her years of previous service as a director or trustee of some or all of the DWS funds. This previous service has provided these Board Member Nominees with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of Fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Member Nominees:

Jennifer Conrad — Ms. Conrad’s experience as a professor of finance with expertise on a range of topics including investments, derivatives and corporate finance.

Mary Schmid Daugherty — Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Chad D. Perry — Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of multiple public companies and his prior experience in the financial services industry.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.

Catherine Schrand — Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

The Nominating and Governance Committee has also previously considered the educational, business and professional experience of each retiring Board Member in determining his or her qualifications to serve as a Board Member. The Committee considered, among other factors, the particular attributes described below with respect to the various individual retiring Board Members:

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Officers

The officers of each Fund are set forth in Appendix B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex. As noted above, all Board Member Nominees are or will be Independent Board Members.

Fund officers who are officers, directors, employees or stockholders of DIMA or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of DIMA, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Appendix C to this Proxy Statement sets forth compensation paid to each current Independent Board Member by each applicable Fund for its most recently completed fiscal year and to each current Independent Board Member by the DWS fund complex for the calendar year ended December 31, 2023.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. Each of the Board Member Nominees and the retiring Board Members is or will be an Independent Board Member. Each of the Board Member Nominees has been selected and nominated solely by the current Independent Board Members.

The Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to DIMA and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing Fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Board.

During calendar year 2023, the Board held five (5) regular meetings. Each Board Member attended at least 75% of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2023.

The Board provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, diversity and complexity of the Funds overseen by the Board Members and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.

The Board of each Fund has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of DIMA for each Fund, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with the DIMA how it monitors and controls such risks.

The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee and Operations Committee (each, a “Committee”). The Boards of the Corporations also have a Dividend Committee which meets on an as-needed basis. For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2023 for each Committee is discussed below.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. The Audit Committee oversees a Fund’s valuation designee, who is responsible for valuing the Fund’s securities and other assets. The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.

Pursuant to the charter of the Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. During the calendar year 2023, the Audit Committee held five (5) meetings. The current members of the Audit Committee are Catherine Schrand (Chair), Richard J. Herring (Vice Chair), Keith R. Fox and Mary Schmid Daugherty.1

Nominating and Governance Committee. The Nominating and Governance Committee recommends individuals for membership on the Board, nominates officers, Board and Committee chairs, vice chairs and Committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the

[1]

Ms. Daugherty is currently an Audit Committee member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust only.

Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) the current composition of the Board. The Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Appendix H to this Proxy Statement contains the Nominating and Governance Committee Charter which governs each Fund’s Nominating and Governance Committee.

The current members of the Nominating and Governance Committee are Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox. During the calendar year 2023, the Nominating and Governance Committee held four (4) regular meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of the Operations Committee are William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair), Chad D. Perry and Rebecca W. Rimel. During the calendar year 2023, the Operations Committee held five (5) meetings.

Dividend Committee. The Dividend Committee authorizes dividends and other distributions for those Funds that are organized as series of a Maryland corporation. The Dividend Committee meets on an as-needed basis. The Dividend Committee applies only to the following corporations: Deutsche DWS Global/International Fund, Inc. and Deutsche DWS International Fund, Inc. The current members of the Dividend Committee are Dawn-Marie Driscoll, Keith R. Fox, Richard J. Herring (Alternate), Rebecca W. Rimel (Alternate), Catherine Schrand (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2023, the Dividend Committee did not meet.

Ad Hoc Committees. In addition to the Committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Under the Declarations of Trust for each Trust, except for E500 Portfolio and Government Portfolio, and the Articles of Amendment and Restatement for each Corporation, each Board Member Nominee receiving a plurality of the votes cast at the Meeting by shares of such Trust or Corporation at which a quorum is present will be elected as a Board Member. Each Board Member Nominee receiving a plurality of the votes cast at the Meeting by shares of such Trust or Corporation at which a quorum is present will be elected as a Board Member. Under a plurality voting requirement, the nominees who receive the highest number of votes are elected. For each Trust/Corporation for which a quorum is present, because the Board Member Nominees are running unopposed, each Board Member Nominee who receives any votes “FOR” election at the Meeting will be elected. All Funds of each Trust or Corporation will vote together as a single class on Proposal I.

For E500 Portfolio and Government Portfolio, as described above, shareholders of each Feeder Fund will be asked to instruct their Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board

Members for the Portfolio. With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). Each Board Member Nominee of the Portfolios receiving the affirmative vote of a majority of the interests in the Portfolio entitled to vote at the Meeting will be elected as a Board Member.

The election of the Board Member Nominees to the Board of each Trust/Corporation is not conditioned on similar action being taken by the shareholders of the other Trusts/Corporations.

Recommendation of the Board

The Board believes that the election of each Board Member Nominee is in the best interests of the shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Board Member Nominee as set forth in Proposal I.

PROPOSAL II

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY

(DWS Global High Income Fund, DWS CROCI® Equity Dividend

Fund, DWS ESG Core Equity Fund, DWS Small Cap Growth Fund,

DWS Short-Term Municipal Bond Fund, DWS Enhanced Commodity

Strategy Fund, DWS RREEF Global Real Estate Securities Fund)

The Board of each Fund listed above has approved, and recommends that shareholders of the Fund approve, a policy that would permit DIMA subject to the approval of the Board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy would not affect the investment management agreement between the Funds and DIMA or the management fees paid to DIMA by the Funds. As used herein, affiliated sub-advisors are those that are indirect or direct, wholly owned subsidiaries of DIMA or that are indirect or direct, wholly owned subsidiaries of the same company that, indirectly or directly, wholly owns DIMA and unaffiliated sub-advisors are those that are not affiliated with the Funds or DIMA.

Statutory Authority

Under the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to a fund except pursuant to a written contract that has been approved by the shareholders of the fund. As a result, without an order exempting the Funds from this provision of the 1940 Act or an SEC rule, the Funds would be unable to implement the Sub-Advisor Approval Policy as set forth in this Proposal. Pursuant to the terms of an exemptive order granted to the Funds and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”), DIMA, subject to Board approval, can select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of each Fund and can materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. However, it is a condition of the Exemptive Order that shareholder approval of the Sub-Advisor Approval Policy be obtained before the Sub-Advisor Approval Policy is implemented for a Fund.

Current Sub-Advisor Approval Process

Currently, after obtaining approval by the Board, generally a Fund’s shareholders must approve any or certain sub-advisory contracts (depending on the Fund) between DIMA and another investment advisor pursuant to which the other investment advisor provides the Fund with investment management services. Shareholders of DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund and DWS RREEF Global Real Estate Securities Fund must approve any sub-advisory agreement with an affiliated or unaffiliated sub-advisor. Although shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund have previously approved a sub-advisor approval policy with respect to unaffiliated sub-advisors, they have not approved such a policy with respect to affiliated sub-advisors. Therefore, shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund must approve any sub-advisory agreement with an affiliated sub-advisor. Similarly, although shareholders of DWS Short-Term Municipal Bond Fund have previously approved a sub-advisor approval policy with respect to affiliated sub-advisors, they have not approved such a policy with respect to unaffiliated sub-advisors. Therefore, shareholders of DWS Short-Term Municipal Bond Fund must approve any sub-advisory agreement with an unaffiliated sub-advisor. Submitting sub-advisory contracts for shareholder approval is a time-consuming and expensive process and this Proposal seeks to standardize the Sub-Advisor Approval Policy across all DWS funds.

Proposed Sub-Advisor Approval Policy

The Sub-Advisor Approval Policy would permit DIMA, subject to the approval of the Board, to appoint and replace both affiliated and unaffiliated sub-advisors for the Funds and to materially amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Advisor Approval Policy is adopted, the Board will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to existing sub-advisory contracts. In addition, the Funds and DIMA will be subject to the conditions imposed by the SEC through the Exemptive Order to ensure that the interests of the Funds and their shareholders are adequately protected whenever DIMA acts under the Sub-Advisor Approval Policy. Under the conditions of the Exemptive Order, shareholders of each Fund will be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the current investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of each Fund to give DIMA greater flexibility to select, supervise and evaluate sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisors can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the Board, in light of DIMA’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of DIMA’s experience in this respect. Finally, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders’ interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. The Board believes that its review and approval will ensure that DIMA continues to act in the best interests of each Fund and its shareholders.

Required Vote

Each Fund named above will vote separately on the Sub-Advisor Approval Policy. The approval of the Sub-Advisor Approval Policy for any one Fund is not conditioned on similar action being taken by the shareholders of the other Funds. Approval of the Sub-Advisor Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of a Fund approve the Sub-Advisor Approval Policy, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the Sub-Advisor Approval Policy. If shareholders of a Fund fail to approve the Sub-Advisor Approval Policy, the current policy will remain in effect for that Fund and, as applicable, shareholders of DWS CROCI® Equity Dividend Fund, DWS ESG Core Equity Fund and DWS RREEF Global Real Estate Securities Fund will have to continue to approve any sub-advisory agreement with an affiliated or unaffiliated sub-advisor; shareholders of DWS Global High Income Fund, DWS Small Cap Growth Fund and DWS Enhanced Commodity Strategy Fund will have to continue to approve any sub-advisory agreement with an affiliated sub-advisor; and shareholders of DWS Short-Term Municipal Bond Fund will have to continue to approve any sub-advisory agreement with an unaffiliated sub-advisor.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal II.

PROPOSAL III

APPROVAL OF A CHANGE IN DIVERSIFICATION POLICY

(DWS Large Cap Focus Growth Fund, DWS Capital Growth Fund)

The Board of each Fund listed above has approved, and recommends that shareholders of the Fund approve, a change to the diversification classification of the Fund from diversified to non-diversified. Each Fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. The change in diversification classification is intended to provide the portfolio management team increased flexibility to invest a greater percentage of each Fund’s assets in any one issuer and in fewer issuers overall. The Board believes reclassifying each Fund from diversified to non-diversified is in the best interests of the Fund and its shareholders because it is intended to provide the Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

If the Proposal is approved by shareholders of each Fund, the Fund will elect to be classified as a non-diversified series of an open-end management investment company, which means that the Fund will not be required to comply with the diversification requirements of the 1940 Act set forth below under the section entitled “What is the difference between diversified and non-diversified funds?”, although the Fund must continue to meet the tax-related diversification requirements set forth below under the section entitled “Are there other diversification requirements that will still apply to the Funds if they become non-diversified under the 1940 Act?”.

What is the difference between diversified and non-diversified funds?

Under the 1940 Act, a fund must be classified as diversified or non-diversified, and a fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. A fund that elects to be classified as diversified must invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall. Each of the Funds is currently classified as a diversified fund and must, therefore, operate in compliance with the 1940 Act diversification requirements.

Why are the Funds seeking to change to non-diversified funds?

The primary benchmark of each Fund is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the Funds are not index funds, the Funds’ portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of September 4, 2024, the stocks noted above make up 51.46% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

Due to the 1940 Act diversification requirements, a diversified fund like each of the Funds currently must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management team believes them to be attractive investment opportunities. For this reason, maintaining the Funds as diversified funds is expected to increasingly limit each Fund’s investment flexibility within the U.S. large cap growth universe and put the Funds at a competitive disadvantage against peers that operate as non-diversified funds. On the other hand, if the Funds operate as non-diversified investment companies, which would allow them to invest a greater percentage of their assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the Funds to better reflect the current composition and security weightings of the U.S. large cap equity universe.

For the reasons discussed above, DIMA believes that reclassifying each Fund as non-diversified would be in the best interests of the Fund and its shareholders because operating as a non-diversified investment company would provide each Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

Will the Funds’ risk profiles change if they are reclassified as non-diversified under the 1940 Act?

Yes. While changing to non-diversified funds will provide increased investment flexibility and may result in improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock and in fewer stocks overall. Because a non-diversified fund can invest more of its assets in a smaller number of stocks, it may be more exposed to the risks associated with an individual stock than a fund that invests more broadly across many stocks. For example, if the Proposal is approved by a Fund’s shareholders and the Fund takes advantage of the increased flexibility afforded to it, poor performance by a single large stock holding of the Fund would adversely affect the Fund’s performance to a greater extent than if the Fund had invested less in that issuer. As a result, as a non-diversified fund, a Fund’s share price may fluctuate more than that of a similar fund that is more broadly diversified.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, at times, if the Proposal is approved, the Funds may not take advantage of the greater flexibility afforded to a non-diversified fund.

Are there other diversification requirements that will still apply to the Funds if they become non-diversified under the 1940 Act?

Yes. If the Proposal is approved, each Fund would continue to be subject to tax diversification tests under Subchapter M of the Internal Revenue Code of 1986, as amended, which apply to regulated investment companies. To qualify for pass-through tax treatment as a regulated investment company, each Fund must, among other requirements, limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Votes

Each Fund named above will vote separately on the Proposal to change the Fund’s diversification classification. The approval of the Proposal for any one Fund is not conditioned on similar action being taken by the shareholders of the other Funds. Approval of the change in the diversification classification with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of a Fund approve the change in a Fund’s diversification classification, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the classification change. If shareholders of a Fund fail to approve the diversification classification change, the Fund will continue to operate as a diversified Fund.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal III.

PROPOSAL IV

APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL INVESTMENT POLICY

(DWS Communications Fund only)

DWS Communications Fund has adopted certain investment restrictions and policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. DWS Communications Fund currently has a fundamental investment concentration policy that reads as follows:

the Fund may not invest less than 65% of its total assets in the communications field, except as described in the prospectus (otherwise the fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).

Shareholders are being asked to approve a change to the Fund’s investment concentration policy to allow for the implementation of a new investment strategy for the Fund that has been proposed by DIMA and approved by the Board subject to shareholder approval of the change to the Fund’s investment concentration policy. This new concentration policy would read as follows:

the Fund may not concentrate its investments in a particular industry, as the term is used in the 1940 Act, as interpreted and modified by regulatory authority having jurisdiction from time to time, except that the Fund will concentrate its investments in industries in each of the information technology and communication services sectors.

For purposes of the current investment concentration policy, the Fund defines the communications field as companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. As a result of technological changes and changes in the market, the Fund’s portfolio management team believes that expanding the current investment universe to include digital companies, most of which are empowered by communications, would create greater opportunities for the Fund. As a result, DIMA proposed and the Board approved changes to the Fund’s investment strategy that would change the Fund’s investment strategy from a focus on companies in the communications field to an investment universe focusing on digital companies. Digital companies generally are companies that provide services or content primarily via the internet or other forms of electronic communication or digital technologies, including software, or that provide the physical infrastructure and/or equipment that enable the provision of such services. These digital companies are typically found within one of the following industries that, in part, make up the communication services and information technology sectors of the Global Industry Classification Standard, or GICS®: Software and Services, Technology Hardware and Equipment, Semiconductors and Semiconductor Equipment, Telecommunication Services and Media, and Entertainment. Because the Fund’s investments in digital companies would cause it to invest more than 25% in the above industries, in order to implement the investment strategy changes, the current investment concentration policy needs to be modified as described in this Proposal.

If shareholders approve the change to the Fund’s investment concentration policy and the investment strategy changes to focus on digital companies are implemented, the following additional changes are expected be made to the Fund: (1) the Fund’s name will change to better reflect the revised investment strategy; (2) the Fund’s 80% investment policy will change from investing in securities of companies in the communications field, to investing in common stock of digital companies; (3) the Fund’s investment advisory fee will be reduced by 0.10% at each breakpoint level with the Fund’s current investment advisory fee being reduced from 0.90% to 0.80%; and (4) the Fund’s expense caps will be reduced for at least two years from the date of the strategy changes to 1.25% for Class A shares from 1.42% and 0.95% for Institutional Class shares and Class S shares from 1.17%. (Current expense cap levels are effective through September 30, 2024, and exclude certain expenses, such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses). Implementation of the investment strategy changes for the Fund could result in significant turnover of the Fund’s currently held portfolio securities, which is expected to result in the Fund’s recognition of taxable capital gains, which will be passed through to shareholders.

The Board believes that modifying the Fund’s fundamental investment concentration policy will allow for the implementation of the changes to the Fund’s investment strategy as described above recommended by DIMA and approved by the Board, which the Board believes will provide greater investment flexibility to the portfolio management team in light of technological changes and changes in the market for communications-focused companies and may improve investment outcomes over time. The Board also considered that if the changes to the Fund’s investment strategy are made, shareholders will benefit from the reduced investment advisory fee and reduced expense caps.

The changes to the Fund’s investment strategy, name, 80% investment policy, investment advisory fee schedule and expense caps are further described in a supplement to the Fund’s prospectus that can be found on the Fund’s website (dws.com). A final summary prospectus incorporating the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will be delivered to shareholders after approval of the investment concentration policy change in connection with the implementation of the changes.

Required Vote

Approval of the Proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders approve the modification of the fundamental investment concentration policy, such change and the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been revised to reflect all the changes. If the Proposal is not approved, the changes to the Fund’s investment strategy, name, investment advisory fee schedule and expense caps will not be implemented.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal IV.

PROPOSAL V

APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL INVESTMENT POLICY

(DWS Money Market Prime Series only)

DWS Money Market Prime Series has adopted certain investment restrictions and policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. DWS Money Market Prime Series currently has a fundamental investment policy to concentrate in obligations of banks and other financial institutions as follows: the Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions (emphasis added).

As a money market fund, the Fund operates under the requirements of Rule 2a-7 under the 1940 Act (“Rule 2a-7”). The Fund currently operates as a “retail money market fund,” as that term is defined in Rule 2a-7. That means that investment in the Fund is restricted to natural persons. Recent changes to Rule 2a-7 have required certain types of money market funds (though not the Fund) to impose a liquidity fee on share redemptions under certain circumstances. In response to that requirement, some money market funds have been converting to government money market funds which are not obligated to impose the mandatory liquidity fee. While the Fund is not currently required to impose a mandatory liquidity fee, future changes to Rule 2a-7 could impose this or other requirements on the Fund that might not be in the best interests of the Fund or its shareholders. DIMA would like the Fund to have flexibility, subject to Board approval, to respond to any future regulatory or market changes and modifying the investment policy to invest more than 25% of its total assets in the obligations of banks and other financial institutions will provide that flexibility. DIMA could decide, for example, to recommend that the Board approve the conversion of the Fund to a government money market fund that invests 99.5% of its total assets in cash and government securities. The added flexibility will provide the Fund with the ability to adapt to future events and regulatory changes in a manner that the Board deems to be in the best interests of the Fund and its shareholders while avoiding the delay and expense of seeking shareholder approval at that future date. At this time, there is no current intention to convert the Fund to a government money market fund.

The Fund would continue to reserve the right to concentrate in the obligations of banks and other financial institutions, but the Fund could stop concentrating, or could once again concentrate, in banks in the future without shareholder approval by modifying the existing fundamental investment policy to read as follows: The Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time; provided however, the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. Therefore, the modification of the current fundamental investment policy is not expected to have a material impact on the Fund at this time, but would provide DIMA and the Board flexibility in the future if regulatory or market conditions warrant a change for the Fund in its best interests. The type and nature of bank instruments the fund may invest in include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and notes. Such bank instruments must meet the requirements of federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Bank instruments the fund may invest in are screened by portfolio management and a credit team, weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

Required Vote

Approval of the Proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders approve the modification of the fundamental investment policy, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the modification of the policy. If the Proposal is not approved, then the Fund’s existing fundamental investment policy will remain in effect.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal V.

ADDITIONAL INFORMATION

Voting Power. Each whole share of a Fund is entitled to one, vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

Except as noted below, the presence at the Meeting of 30% of the shares outstanding and entitled to be cast for a Trust (for a Trust-wide vote) or a Fund (for a Fund-by-Fund vote) constitutes a quorum for the Meeting. For the Funds below, the presence at the Meeting of the percentage indicated below of the shares outstanding and entitled to be cast for a Trust/Corporation or a Fund constitutes a quorum for the Meeting.

Trust/Corporations and Funds	Quorum requirement
Deutsche DWS Equity 500 Index Portfolio	33.33%
Deutsche DWS Global/International Fund, Inc.	33.33%
DWS Emerging Markets Fixed Income Fund	33.33%
DWS ESG International Core Equity Fund	33.33%
DWS Global Small Cap Fund	33.33%
DWS International Growth Fund	33.33%
DWS RREEF Global Infrastructure Fund	33.33%
Deutsche DWS International Fund, Inc.	33.33%
DWS CROCI International Fund	33.33%
DWS Emerging Markets Equity Fund	33.33%
DWS Global Macro Fund	33.33%
DWS Latin America Equity Fund	33.33%
Government Cash Management Portfolio	33.33%

Record Date and Method of Tabulation. Shareholders of record at the close of business on September 6, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund and of each Trust/Corporation as a whole that were issued and outstanding as of the Record Date are set forth in Appendix D to this Proxy Statement. Shareholders will vote by Trust/Corporation on Proposal I and by individual Fund on Proposals II-V.

In advance of or at the Meeting, the Board, or at the Meeting, the chairman of the Meeting, may appoint Inspectors of Election to act at the Meeting or any postponement or adjournment thereof. Unless otherwise instructed by the Board or the chairman of the Meeting, the Inspectors of Election shall determine the number of shares outstanding of the applicable Trust/Corporation, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; shall receive votes, ballots or consents; shall hear and determine all challenges and questions in any way arising in connection with the right to vote; and shall count and tabulate all votes and consents, determine the results, and do such other acts as may be proper to conduct the election or vote.

The Inspectors of Election will count shares represented by proxies that reflect abstentions and broker “non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Board Members like Proposal I. Broker “non-votes” will have the effect of a negative vote on each other Proposal and could result in Proposals II-V not being approved, even though the votes cast in favor would have been sufficient to approve the Proposal if some or all broker non-votes had been withheld. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) or its delegate will vote any shares of the Funds in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Master-Feeder Structure. Equity 500 Index Fund and S&P 500 Index Fund each operates as a feeder fund in a master-feeder fund arrangement with E500 Portfolio, which has the same investment objective and policies as the feeder funds. Equity 500 Index Fund and S&P 500 Index Fund each seeks to achieve its investment objective by investing all of its investable assets in the E500 Portfolio. Government Money Market Series (together with Equity 500 Index Fund and S&P 500 Index Fund, the “Feeder Funds”) operates as a feeder fund in a master-feeder fund arrangement with Government Portfolio (together with E500 Portfolio, the “Portfolios”), which has the same investment objective and policies as its feeder fund. Government Money Market Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio. The Portfolios invest directly in investment securities and other investments. Each Feeder Fund’s shareholders are being asked to approve the Proposal to elect Board Members for the Feeder Fund. In addition, as a shareholder of its respective Portfolio, each Feeder Fund is being asked to provide voting instructions on the Proposal to elect Board Members as it relates to the Portfolio. Pursuant to the requirements of the 1940 Act, applicable to the master-feeder structure, each Feeder Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its shares of the Portfolio in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder in a Feeder Fund, in addition to your vote on the Proposal to elect Board Members as it relates to your Feeder Fund, you are also being asked to instruct your Feeder Fund on how to vote its shares of the Portfolio on the Proposal to elect Board Members for the Portfolio.

With respect to each Portfolio, each relevant Feeder Fund will vote its shares of the Portfolio in accordance with the voting instructions received from its shareholders and will vote shares of the Portfolio with respect to which it has not received voting instructions in the same proportion as the shares for which it has received instructions from the other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its shares of the relevant Portfolio at the Meeting. Because each Feeder Fund will use proportional voting to vote its shares of its Portfolio, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. In addition, because each Portfolio has multiple feeder funds (including for Government Portfolio, a feeder fund being solicited through a separate proxy statement) it is possible that the Proposal to elect Board Members for the Portfolio will not be approved by the requisite vote even if a Feeder Fund casts its votes to approve the Proposal. It is also possible that the Proposal to elect Board Members for a Portfolio will be approved by the requisite vote even if a Feeder Fund casts its votes against the Proposal.

Share Ownership. Appendix E to this Proxy Statement sets forth information as of the Record Date regarding the ownership of each Fund’s shares by the only persons known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Collectively, the Board Members and the officers of each Fund and each Board Member Nominee own less than 1% of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $3,672,562. However, the exact cost will depend on the amount and type of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation). If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to ask for the shareholder’s instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on the Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally provided with the Proxy Statement or provided with a Notice of Internet Availability of Proxy Materials or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card or for directions on how to attend the Meeting in person, they may contact Computershare toll-free at (866) 461-7333. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Appendix G to this Proxy Statement, the costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement or Notice and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted.

For Maryland Corporations, a shareholder who has submitted a proxy may revoke or withdraw the proxy: (i) with respect to any matter to be considered at the Meeting or any postponement or adjournment thereof if such revocation or withdrawal is properly received by the Secretary of the applicable Corporation, at 100 Summer Street, Boston, Massachusetts 02110 prior to the vote on that matter or (ii) by delivering a duly executed proxy bearing a later date or by attending the Meeting or the postponement or adjournment thereof and voting in person.

For Massachusetts Trusts, a shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting or any adjournment or postponement thereof if such revocation or withdrawal is properly received by the Secretary of the applicable Trust, at 100 Summer Street, Boston, Massachusetts 02110 prior to the vote on that matter. A shareholder may also revoke a proxy prior to a vote on a matter by delivering a duly executed proxy bearing a later date or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

For Maryland Corporations, whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, or of the shareholders of one or more series or classes thereof, as applicable, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the Meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. At any adjourned Meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called. The Meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned Meeting date.

For Massachusetts Trusts, the Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Investment Advisor and Administrator. DIMA, 875 Third Avenue, New York, New York 10022, serves as each Fund’s investment advisor and administrator. DIMA is an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a publicly listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The DWS brand represents the DWS Group and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DIMA and RREEF America L.L.C., which offer advisory services.

Principal Underwriter. The principal underwriter for each Fund is DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Fund for the current fiscal year. EY has been the independent registered public accounting firm for each Fund for at least the last two completed fiscal years. EY has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds except as their independent registered public accounting firms. Representatives of EY are not expected to be present at the Meeting.

Appendix F contains a table showing fees billed by EY to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services pre-approved by the Audit Committee and provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for DIMA and certain entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Fund (collectively, the “DWS Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of the Board has reviewed whether the receipt by EY of non-audit fees from the Fund, DIMA and all DWS Entities is compatible with maintaining its independence.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DWS Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

According to EY, substantially all of EY’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of EY.

In connection with the audit of the 2023 and 2024 financial statements, each Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

All Non-Audit Fees. The table in Appendix F shows the aggregate non-audit fees billed by EY for services rendered to the Funds and to the DWS Entities for the two most recent fiscal years for each Fund. In assessing the independence of EY, the Audit Committee considered this information.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, 100 Summer Street, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxy Card will confer upon the person or persons entitled to vote the shares represented by such Proxy Card the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

For Maryland Corporations, meetings of shareholders of a Corporation shall be called upon the written request of the holders of at least a majority of the votes entitled to be cast at the meeting.

For Massachusetts Trusts other than the Cash Account Trust, meetings of shareholders of a Trust shall be called upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote.

For the Cash Account Trust, meetings of the shareholders may be called at any time by shareholders if the Trustees and the President shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting (or 10% if the purpose of the meeting is to determine if a Trustee shall be removed from office).

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-461-7333.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024:

The Notice of the Joint Special Meetings, Joint Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/dws-34138.

By Order of the Boards,

John Millette

Secretary

APPENDIX A

NOMINEE SHARE OWNERSHIP

As of August 10, 2024, the Board Member Nominees and the officers of each Fund as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following tables show the dollar range of equity securities beneficially owned by each Board Member Nominee in each Fund as of August 10, 2024.

Pursuant to policies adopted by the Board, each Board Member is required to own at least $315,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member within three (3) years of election or appointment to the Board.

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry(2)	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad(3)
DWS California Tax-Free Income Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Capital Growth Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS Central Cash Management Government Fund	None	None	None	None	None	None	None	None	None
DWS Communications Fund	None	None	None	None	None	None	None	None	None
DWS Core Equity Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS CROCI® Equity Dividend Fund	None	None	None	None	None	None	None	None	None
DWS CROCI® International Fund	None	$1-$10,000	$10,001- $50,000	None	None	None	None	None	None
DWS CROCI® U.S. Fund	None	$10,001- $50,000	None	None	None	$10,001- $50,000	None	None	None
DWS Emerging Markets Equity Fund	None	None	$50,001- $100,000	None	None	None	None	None	None
DWS Emerging Markets Fixed Income Fund	None	$1-$10,000	Over $100,000	None	None	None	None	None	None
DWS Enhanced Commodity Strategy Fund	None	None	None	None	None	None	None	None	None
DWS Equity 500 Index Fund	None	None	None	None	None	None	None	Over $100,000	None
DWS Equity Sector Strategy Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS ESG Core Equity Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS ESG International Core Equity Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS Floating Rate Fund	None	None	None	None	None	$10,001- $50,000	None	None	None
DWS Global High Income Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Global Income Builder Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Global Macro Fund	None	$1-$10,000	$50,001- $100,000	Over $100,000	None	None	None	None	None
DWS Global Small Cap Fund	None	$1-$10,000	None	None	None	$10,001- $50,000	None	None	None
DWS GNMA Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Government & Agency Securities Portfolio	None	None	None	None	None	None	$10,001- $50,000	None	None
DWS Government Money Market Series	None	None	None	None	None	None	None	$1- $10,000	None
DWS Health and Wellness Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS High Income Fund	None	None	None	None	None	$10,001- $50,000	None	None	None
DWS Intermediate Tax-Free Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS International Growth Fund	None	$1-$10,000	None	None	None	$10,001- $50,000	None	None	None
DWS Large Cap Focus Growth Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Latin America Equity Fund	None	None	$50,001- $100,000	None	None	None	Over $100,000	None	None

A-1

Fund	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry(2)	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad(3)
DWS Managed Municipal Bond Fund	None	$1-$10,000	None	None	None	Over $100,000	None	$10,001- $50,000	None
DWS Massachusetts Tax-Free Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS Money Market Prime Series	$50,001- $100,000	None	$10,001- $50,000	None	None	None	None	$1- $10,000	None
DWS Multi-Asset Conservative Allocation Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Multi-Asset Moderate Allocation Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS New York Tax-Free Income Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS RREEF Global Infrastructure Fund	None	$10,001- $50,000	None	Over $100,000	None	None	None	$1- $10,000	None
DWS RREEF Global Real Estate Securities Fund	None	None	None	Over $100,000	None	None	None	$1- $10,000	None
DWS RREEF Real Assets Fund	None	$1-$10,000	None	None	None	None	None	$1- $10,000	None
DWS RREEF Real Estate Securities Fund	None	None	None	None	None	$10,001- $50,000	None	$1- $10,000	None
DWS S&P 500 Index Fund	None	$10,001- $50,000	None	None	None	None	None	None	None
DWS Science and Technology Fund	None	None	None	None	None	Over $100,000	None	None	None
DWS Short Duration Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Short-Term Municipal Bond Fund	None	$1-$10,000	None	None	None	None	None	None	None
DWS Small Cap Core Fund	$10,001- $50,000	$10,001- $50,000	None	Over $100,000	None	$10,001- $50,000	$50,001- $100,000	None	None
DWS Small Cap Growth Fund	None	$10,001- $50,000	$10,001- $50,000	None	None	None	None	None	None
DWS Strategic High Yield Tax-Free Fund	None	$10,001- $50,000	None	None	None	None	None	$10,001- $50,000	None
DWS Tax-Exempt Portfolio	None	None	None	None	None	None	None	None	None
DWS Total Return Bond Fund	None	$1-$10,000	None	None	None	None	$50,001- $100,000	None	None
DWS Treasury Portfolio	None	None	None	None	$10,001- $50,000	None	None	None	None
All DWS Funds	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000	None

(1)	Ms. Daugherty was appointed as a Board Member of certain trusts effective August 15, 2023.
(2)	Mr. Perry was appointed as a Board Member of certain trusts effective November 18, 2021.
(3)	Ms. Conrad is a Board Member Nominee but is not currently a Board Member for the Funds.

A-2

APPENDIX B

FUND OFFICERS

The following persons are officers of each Trust/Corporation:

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(2) (1974) President and Chief Executive Officer, 2017-present	Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); Vice President, DWS Investment Management Americas, Inc. (2023-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Assistant Secretary, DWS Distributors, Inc. (2018-2023); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)

John Millette(3) (1962) Vice President and Secretary, 1999-present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF Trust (2019-2020)

Ciara Crawford(2) (1984) Assistant Secretary, 2019-present	Fund Administration (Specialist), DWS (2015-present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present); Secretary, DBX Advisors, LLC (2024-present); Secretary, DWS Investment Management Americas, Inc. (2024-present); Clerk, DWS Trust Company (2024-present); Secretary, DWS Distributors, Inc. (2024-present); formerly, Assistant Secretary DWS Service Company (2018-2024); Assistant Secretary, DWS USA Corporation (2023-2024); Assistant Secretary, DBX Advisors, LLC (2023-2024); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-2024); Assistant Clerk, DWS Trust Company (2023-2024); Assistant Secretary, DWS Distributors, Inc. (2023-2024)

B-1

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018-present	Fund Administration Treasurer’s Office (Head since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018); and Co-Head of DWS Treasurer’s Office (2018-2024)

Yvonne Wong(3) (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)

Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present	Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present). Formerly: Co-Head of DWS Treasurer’s Office (2018-2024)

Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)

Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present	Legal (Regional Head of Legal, Americas), DWS (since 2024); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX Advisors LLC (2019-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021); and Legal (Senior Team Lead), DWS (2020-2024)

Christian Rijs(2) (1980) Anti-Money Laundering Compliance Officer, 2021-present	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
(2)	Address: 875 Third Avenue, New York, New York 10022.
(3)	Address: 100 Summer Street, Boston, MA 02110.

B-2

APPENDIX C

BOARD MEMBER NOMINEE COMPENSATION

The table below shows (i) the compensation paid to the Board Member Nominees by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member Nominee from the DWS fund complex for the calendar year 2023. Ms. Conrad has not been elected to the Board as of the date of this Proxy Statement and therefore received no compensation from the Funds during the relevant periods.

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS California Tax-Free Income Fund, 8/31/24	$1,925	$1,667	$2,270	$1,667	$1,667	$1,788	$1,836	$1,788
DWS Capital Growth Fund, 9/30/23	$3,032	$7,366	$10,362	$7,371	$7,366	$7,965	$8,205	$7,965
DWS Central Cash Management Government Fund, 3/31/24	$3,403	$3,923	$5,472	$3,923	$3,923	$4,233	$4,357	$4,233
DWS Communications Fund, 12/31/23	$234	$558	$694	$552	$558	$585	$596	$585
DWS Core Equity Fund, 9/30/23	$6,498	$16,299	$23,048	$16,320	$16,299	$17,649	$18,189	$17,649
DWS CROCI® Equity Dividend Fund, 11/30/23	$1,547	$4,131	$5,767	$4,131	$4,131	$4,458	$4,589	$4,458
DWS CROCI® International Fund, 8/31/24	$2,240	$1,956	$2,679	$1,956	$1,956	$2,100	$2,158	$2,100
DWS CROCI® U.S. Fund, 9/30/23	$1,485	$3,908	$5,451	$3,907	$3,908	$4,216	$4,340	$4,216
DWS Emerging Markets Equity Fund, 10/31/23	$285	$915	$1,201	$910	$915	$972	$995	$972
DWS Emerging Markets Fixed Income Fund, 10/31/23	$134	$439	$525	$433	$439	$456	$463	$456
DWS Enhanced Commodity Strategy Fund, 6/30/24	$5,815	$5,055	$7,078	$5,055	$5,055	$5,460	$5,622	$5,460
DWS Equity 500 Index Fund, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Equity Sector Strategy Fund, 8/31/24	$635	$541	$672	$541	$541	$568	$578	$568
DWS ESG Core Equity Fund, 11/30/23	$381	$1,039	$1,377	$1,034	$1,039	$1,107	$1,134	$1,107
DWS ESG International Core Equity Fund, 8/31/24	$319	$259	$272	$259	$259	$262	$263	$262
DWS Floating Rate Fund, 5/31/24	$697	$780	$1,010	$780	$780	$826	$844	$826
DWS Global High Income Fund, 10/31/23	$598	$1,689	$2,299	$1,684	$1,689	$1,811	$1,860	$1,811
DWS Global Income Builder Fund, 10/31/23	$1,031	$2,729	$3,776	$2,726	$2,729	$2,938	$3,022	$2,938
DWS Global Macro Fund, 10/31/23	$392	$1,096	$1,457	$1,090	$1,096	$1,168	$1,197	$1,168
DWS Global Small Cap Fund, 10/31/23	$322	$905	$1,186	$899	$905	$961	$984	$961
DWS GNMA Fund, 9/30/23	$1,467	$3,992	$5,570	$3,992	$3,992	$4,308	$4,434	$4,308
DWS Government & Agency Securities Portfolio, 4/30/24	$9,368	$10,345	$14,585	$10,345	$10,345	$11,193	$11,532	$11,193

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS Government Money Market Series, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Health and Wellness Fund, 5/31/24	$1,233	$1,398	$1,888	$1,398	$1,398	$1,496	$1,535	$1,496
DWS High Income Fund, 9/30/23	$961	$2,631	$3,638	$2,629	$2,631	$2,833	$2,913	$2,833
DWS Intermediate Tax-Free Fund, 5/31/24	$2,977	$3,414	$4,750	$3,414	$3,414	$3,681	$3,788	$3,681
DWS International Growth Fund, 8/31/24	$2,300	$2,011	$2,758	$2,011	$2,011	$2,161	$2,220	$2,161
DWS Large Cap Focus Growth Fund, 7/31/24	$1,723	$1,522	$2,065	$1,522	$1,522	$1,631	$1,674	$1,631
DWS Latin America Equity Fund, 10/31/23	$674	$1,759	$2,399	$1,755	$1,759	$1,887	$1,938	$1,887
DWS Managed Municipal Bond Fund, 5/31/24	$7,726	$8,975	$12,642	$8,975	$8,975	$9,708	$10,002	$9,708
DWS Massachusetts Tax-Free Fund, 3/31/24	$1,046	$1,180	$1,579	$1,180	$1,180	$1,260	$1,292	$1,260
DWS Money Market Prime Series, 7/31/24	$2,914	$2,552	$3,526	$2,552	$2,552	$2,747	$2,825	$2,747
DWS Multi-Asset Conservative Allocation Fund, 8/31/24	$572	$482	$588	$482	$482	$504	$512	$504
DWS Multi-Asset Moderate Allocation Fund, 8/31/24	$383	$316	$353	$316	$316	$324	$327	$324
DWS New York Tax-Free Income Fund, 8/31/24	$1,139	$985	$1,301	$985	$985	$1,048	$1,073	$1,048
DWS RREEF Global Infrastructure Fund, 12/31/23	$1,931	$5,350	$7,498	$5,352	$5,350	$5,779	$5,951	$5,779
DWS RREEF Global Real Estate Securities Fund, 12/31/23	$384	$988	$1,304	$982	$988	$1,051	$1,076	$1,051
DWS RREEF Real Assets Fund, 3/31/24	$17,581	$20,702	$29,288	$20,702	$20,702	$22,419	$23,106	$22,419
DWS RREEF Real Estate Securities Fund, 12/31/23	$1,953	$5,308	$7,439	$5,310	$5,308	$5,734	$5,905	$5,734
DWS S&P 500 Index Fund, 12/31/23	$111	$236	$236	$229	$236	$236	$236	$236
DWS Science and Technology Fund, 10/31/23	$1,988	$4,609	$6,446	$4,609	$4,609	$4,976	$5,123	$4,976
DWS Short Duration Fund, 9/30/23	$1,700	$4,490	$6,277	$4,490	$4,490	$4,847	$4,990	$4,847
DWS Short-Term Municipal Bond Fund, 10/31/23	$327	$986	$1,300	$980	$986	$1,049	$1,074	$1,049
DWS Small Cap Core Fund, 9/30/23	$1,026	$2,565	$3,543	$2,562	$2,565	$2,760	$2,838	$2,760
DWS Small Cap Growth Fund, 9/30/23	$518	$1,414	$1,909	$1,409	$1,414	$1,513	$1,553	$1,513
DWS Strategic High Yield Tax-Free Fund, 5/31/24	$1,947	$2,245	$3,090	$2,245	$2,245	$2,414	$2,482	$2,414
DWS Tax-Exempt Portfolio, 4/30/24	$750	$833	$1,086	$833	$833	$883	$904	$883
DWS Total Return Bond Fund, 1/31/24	$844	$1,434	$1,937	$1,429	$1,434	$1,534	$1,574	$1,534

Fund and FYE	Mary Schmid Daugherty(1)	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS Treasury Portfolio, 3/31/24	$2,616	$2,970	$4,120	$2,970	$2,970	$3,200	$3,292	$3,200
Deutsche DWS Equity 500 Index Portfolio, 12/31/23	$2,579	$6,773	$9,519	$6,777	$6,773	$7,322	$7,542	$7,322
Government Cash Management Portfolio, 12/31/23	$47,399	$128,814	$182,830	$129,024	$128,814	$139,617	$143,938	$139,617

Total Compensation from the complex as of December 31, 2023	$118,981	$315,000	$440,000	$315,000	$315,000	$340,000	$350,000	$340,000

(1)	Ms. Daugherty was appointed as a Board Member for certain trusts effective August 15, 2023

APPENDIX D

NUMBER OF SHARES OF EACH CLASS OF

EACH FUND OUTSTANDING AS OF THE RECORD DATE

Name of Fund	Share Class	Shares Outstanding
Cash Account Trust
DWS Government & Agency Securities Portfolio	DWS Government Cash Institutional Shares	2,058,690,637.562
DWS Government & Agency Securities Portfolio	DWS Government & Agency Money Fund	2,185,242,515.253
DWS Government & Agency Securities Portfolio	Government Cash Managed Shares	11,266,914.290
DWS Government & Agency Securities Portfolio	Service Shares	2,683,340.519
DWS Tax-Exempt Portfolio	DWS Tax Exempt Cash Premier Shares	302,495.100
DWS Tax-Exempt Portfolio	Service Shares	2,320,871.510
DWS Tax-Exempt Portfolio	Tax Exempt Cash Managed Shares	31,186,130.330
DWS Tax-Exempt Portfolio	Tax-Free Investment Class	4,108,581.480
DWS Tax-Exempt Portfolio	DWS Tax-Exempt Money Fund	79,260,334.650
DWS Tax-Exempt Portfolio	DWS Tax-Free Money Fund Class S	34,986,424.581
Deutsche DWS Asset Allocation Trust
DWS Equity Sector Strategy Fund	A	1,880,487.658
DWS Equity Sector Strategy Fund	C	43,830.953
DWS Equity Sector Strategy Fund	Institutional	13,116.901
DWS Equity Sector Strategy Fund	S	2,797,384.860
DWS Multi-Asset Conservative Allocation Fund	A	2,033,303.786
DWS Multi-Asset Conservative Allocation Fund	C	77,730.665
DWS Multi-Asset Conservative Allocation Fund	S	2,567,515.929
DWS Multi-Asset Moderate Allocation Fund	A	1,460,090.318
DWS Multi-Asset Moderate Allocation Fund	C	91,831.747
DWS Multi-Asset Moderate Allocation Fund	S	562,999.964
Deutsche DWS Global/International Fund, Inc.
DWS Emerging Markets Fixed Income Fund	A	166,889.850
DWS Emerging Markets Fixed Income Fund	Institutional	2,552,225.516
DWS Emerging Markets Fixed Income Fund	S	4,352,065.553
DWS ESG International Core Equity Fund	A	275,956.946
DWS ESG International Core Equity Fund	C	9,733.692
DWS ESG International Core Equity Fund	Institutional	140,453.739
DWS ESG International Core Equity Fund	S	123,247.499
DWS Global Small Cap Fund	A	1,106,442.233
DWS Global Small Cap Fund	C	48,912.338
DWS Global Small Cap Fund	R6	22,437.661
DWS Global Small Cap Fund	Institutional	75,430.107
DWS Global Small Cap Fund	S	4,054,216.761
DWS International Growth Fund	A	847,977.858
DWS International Growth Fund	C	9,062.624
DWS International Growth Fund	Institutional	146,756.917
DWS International Growth Fund	S	10,145,602.066

Name of Fund	Share Class	Shares Outstanding
DWS RREEF Global Infrastructure Fund	A	14,987,269.702
DWS RREEF Global Infrastructure Fund	C	987,782.967
DWS RREEF Global Infrastructure Fund	R6	945,119.335
DWS RREEF Global Infrastructure Fund	Institutional	31,217,522.858
DWS RREEF Global Infrastructure Fund	S	5,442,966.985
DWS Global High Income Fund	A	4,962,067.178
DWS Global High Income Fund	C	880,258.597
DWS Global High Income Fund	R6	353,526.461
DWS Global High Income Fund	Institutional	22,426,938.133
DWS Global High Income Fund	S	20,769,529.957
DWS GNMA Fund	A	27,331,952.287
DWS GNMA Fund	C	309,375.988
DWS GNMA Fund	R6	49,855.049
DWS GNMA Fund	Institutional	1,552,979.957
DWS GNMA Fund	S	34,194,818.072
DWS High Income Fund	A	96,017,146.276
DWS High Income Fund	C	959,650.806
DWS High Income Fund	R6	226,686.732
DWS High Income Fund	Institutional	16,586,969.291
DWS High Income Fund	S	3,900,430.624
DWS Short Duration Fund	A	19,368,470.901
DWS Short Duration Fund	C	1,417,153.835
DWS Short Duration Fund	R6	1,259,208.766
DWS Short Duration Fund	Institutional	81,063,621.217
DWS Short Duration Fund	S	30,997,883.637
Deutsche DWS Institutional Funds
DWS Equity 500 Index Fund	R6	81,846.517
DWS Equity 500 Index Fund	Institutional	563,112.667
DWS Equity 500 Index Fund	S	1,616,098.380
DWS S&P 500 Index Fund	A	5,185,812.973
DWS S&P 500 Index Fund	C	1,483,718.635
DWS S&P 500 Index Fund	R6	98,556.798
DWS S&P 500 Index Fund	S	21,299,810.425
Deutsche DWS International Fund, Inc.
DWS CROCI® International Fund	A	1,086,628.726
DWS CROCI® International Fund	C	33,228.279
DWS CROCI® International Fund	R6	6,199.962
DWS CROCI® International Fund	Institutional	382,131.742
DWS CROCI® International Fund	S	6,931,065.541
DWS Emerging Markets Equity Fund	A	392,390.485
DWS Emerging Markets Equity Fund	C	139,998.787
DWS Emerging Markets Equity Fund	R6	16,129.468
DWS Emerging Markets Equity Fund	Institutional	1,310,942.581
DWS Emerging Markets Equity Fund	S	1,804,686.072
DWS Global Macro Fund	A	3,143,768.666
DWS Global Macro Fund	C	139,983.562
DWS Global Macro Fund	R6	2,411.519
DWS Global Macro Fund	Institutional	5,945,093.407
DWS Global Macro Fund	S	7,921,966.732
DWS Latin America Equity Fund	A	614,105.213
DWS Latin America Equity Fund	C	37,864.137

Name of Fund	Share Class	Shares Outstanding
DWS Latin America Equity Fund	Institutional	697,910.538
DWS Latin America Equity Fund	S	8,079,389.554
Deutsche DWS Investment Trust
DWS Capital Growth Fund	A	7,227,955.250
DWS Capital Growth Fund	C	106,532.770
DWS Capital Growth Fund	R6	378,602.074
DWS Capital Growth Fund	Institutional	865,912.799
DWS Capital Growth Fund	S	8,981,213.150
DWS Core Equity Fund	A	12,536,202.987
DWS Core Equity Fund	C	578,022.665
DWS Core Equity Fund	R6	1,076,733.140
DWS Core Equity Fund	Institutional	7,433,458.740
DWS Core Equity Fund	S	104,896,601.355
DWS CROCI® Equity Dividend Fund	A	13,236,096.617
DWS CROCI® Equity Dividend Fund	C	149,873.727
DWS CROCI® Equity Dividend Fund	Institutional	1,500,708.874
DWS CROCI® Equity Dividend Fund	S	612,849.078
DWS CROCI® U.S. Fund	A	6,435,934.617
DWS CROCI® U.S. Fund	C	77,409.828
DWS CROCI® U.S. Fund	Institutional	469,776.081
DWS CROCI® U.S. Fund	S	39,965,601.541
DWS ESG Core Equity Fund	A	1,726,075.683
DWS ESG Core Equity Fund	C	34,810.191
DWS ESG Core Equity Fund	R	1,516,564.055
DWS ESG Core Equity Fund	R6	101,624.719
DWS ESG Core Equity Fund	Institutional	1,352,924.838
DWS ESG Core Equity Fund	S	5,566,266.619
DWS Large Cap Focus Growth Fund	A	508,838.636
DWS Large Cap Focus Growth Fund	C	38,244.096
DWS Large Cap Focus Growth Fund	Institutional	91,296.558
DWS Large Cap Focus Growth Fund	S	3,551,651.916
DWS Small Cap Core Fund	A	4,131,844.892
DWS Small Cap Core Fund	C	210,323.470
DWS Small Cap Core Fund	R6	81,157.169
DWS Small Cap Core Fund	Institutional	9,732,322.246
DWS Small Cap Core Fund	S	3,012,459.573
DWS Small Cap Growth Fund	A	3,488,738.950
DWS Small Cap Growth Fund	C	69,226.474
DWS Small Cap Growth Fund	R6	17,786.402
DWS Small Cap Growth Fund	Institutional	162,415.486
DWS Small Cap Growth Fund	S	4,399,298.799
Deutsche DWS Market Trust
DWS Global Income Builder Fund	A	43,359,114.937
DWS Global Income Builder Fund	C	368,245.962
DWS Global Income Builder Fund	R6	1,101,056.386
DWS Global Income Builder Fund	Institutional	2,130,830.042
DWS Global Income Builder Fund	S	13,658,723.027
DWS RREEF Real Assets Fund	A	7,361,662.345
DWS RREEF Real Assets Fund	C	1,164,976.120
DWS RREEF Real Assets Fund	Inst	320,523,467.851
DWS RREEF Real Assets Fund	R	167,968.440

Name of Fund	Share Class	Shares Outstanding
DWS RREEF Real Assets Fund	R6	14,694,439.819
DWS RREEF Real Assets Fund	S	12,678,383.460
Deutsche DWS Money Funds
DWS Money Market Prime Series	DWS Money Market Fund	391,734,723.118
DWS Money Market Prime Series	DWS Cash Investment Trust Class A	29,463,319.218
DWS Money Market Prime Series	DWS Cash Investment Trust Class C	5,190,618.198
DWS Money Market Prime Series	Cash Investment Trust Class S	143,151,107.068
Deutsche DWS Money Market Trust
DWS Government Money Market Series	Institutional Shares	36,131,341,964.777
Deutsche DWS Municipal Trust
DWS Managed Municipal Bond Fund	A	91,630,776.704
DWS Managed Municipal Bond Fund	C	1,451,607.527
DWS Managed Municipal Bond Fund	Institutional	19,783,461.367
DWS Managed Municipal Bond Fund	S	126,244,403.923
DWS Short-Term Municipal Bond Fund	A	5,317,162.650
DWS Short-Term Municipal Bond Fund	C	126,312.352
DWS Short-Term Municipal Bond Fund	Institutional	6,451,690.657
DWS Short-Term Municipal Bond Fund	S	1,535,443.766
DWS Strategic High Yield Tax-Free Fund	A	14,455,256.433
DWS Strategic High Yield Tax-Free Fund	C	384,889.764
DWS Strategic High Yield Tax-Free Fund	Institutional	9,643,286.439
DWS Strategic High Yield Tax-Free Fund	S	21,919,070.999
Deutsche DWS Portfolio Trust
DWS Floating Rate Fund	A	6,277,402.340
DWS Floating Rate Fund	C	208,943.661
DWS Floating Rate Fund	Institutional	7,713,326.087
DWS Floating Rate Fund	S	2,087,521.015
DWS Total Return Bond Fund	A	15,142,473.480
DWS Total Return Bond Fund	C	150,273.558
DWS Total Return Bond Fund	Inst	2,770,522.717
DWS Total Return Bond Fund	S	9,984,572.066
Deutsche DWS Securities Trust
DWS Communications Fund	A	2,349,926.017
DWS Communications Fund	Institutional	607,329.851
DWS Communications Fund	S	24,151.901
DWS Enhanced Commodity Strategy Fund	A	8,164,296.030
DWS Enhanced Commodity Strategy Fund	C	1,693,358.882
DWS Enhanced Commodity Strategy Fund	R6	5,535,427.907
DWS Enhanced Commodity Strategy Fund	Institutional	145,284,643.041
DWS Enhanced Commodity Strategy Fund	S	6,680,616.954
DWS Health and Wellness Fund	A	1,447,931.257
DWS Health and Wellness Fund	C	44,471.140
DWS Health and Wellness Fund	Institutional	287,912.739
DWS Health and Wellness Fund	S	4,998,191.079
DWS RREEF Global Real Estate Securities Fund	A	1,763,531.424
DWS RREEF Global Real Estate Securities Fund	C	111,681.269
DWS RREEF Global Real Estate Securities Fund	R6	14,099,444.158
DWS RREEF Global Real Estate Securities Fund	Institutional	6,438,593.183
DWS RREEF Global Real Estate Securities Fund	S	1,633,594.046

Name of Fund	Share Class	Shares Outstanding
DWS RREEF Real Estate Securities Fund	A	7,424,228.033
DWS RREEF Real Estate Securities Fund	C	156,026.854
DWS RREEF Real Estate Securities Fund	R	1,042,045.391
DWS RREEF Real Estate Securities Fund	R6	13,876,906.614
DWS RREEF Real Estate Securities Fund	Institutional	24,852,745.639
DWS RREEF Real Estate Securities Fund	S	4,324,304.459
DWS Science and Technology Fund	A	32,654,857.399
DWS Science and Technology Fund	C	1,056,017.759
DWS Science and Technology Fund	Institutional	2,931,163.325
DWS Science and Technology Fund	S	7,021,360.747
Deutsche DWS State Tax-Free Income Series
DWS California Tax-Free Income Fund	A	30,484,606.705
DWS California Tax-Free Income Fund	C	253,981.436
DWS California Tax-Free Income Fund	Institutional	1,997,698.117
DWS California Tax-Free Income Fund	S	17,945,684.619
DWS Massachusetts Tax-Free Fund	A	2,139,885.634
DWS Massachusetts Tax-Free Fund	C	57,751.478
DWS Massachusetts Tax-Free Fund	Institutional	1,439,922.380
DWS Massachusetts Tax-Free Fund	S	13,294,771.836
DWS New York Tax-Free Income Fund	A	8,703,504.680
DWS New York Tax-Free Income Fund	C	128,240.383
DWS New York Tax-Free Income Fund	Institutional	1,401,734.047
DWS New York Tax-Free Income Fund	S	9,861,445.043
Deutsche DWS Tax Free Trust
DWS Intermediate Tax-Free Fund	A	9,175,531.959
DWS Intermediate Tax-Free Fund	C	234,421.864
DWS Intermediate Tax-Free Fund	Institutional	40,068,154.076
DWS Intermediate Tax-Free Fund	S	19,401,367.292
Investors Cash Trust
DWS Central Cash Management Government Fund		726,829,127.030
DWS Treasury Portfolio	Institutional Shares	236,786,056.830
DWS Treasury Portfolio	Capital Shares	45,783.450
DWS Treasury Portfolio	DWS U.S. Treasury Money Fund Class S	109,844,344.441
DWS Treasury Portfolio	Investment Class Shares	210,721,722.940

APPENDIX E

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

DWS California Tax-Free Income Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUFSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	3,632,710.90	A	11.92%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,035,332.17	A	9.96%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,969,653.20	A	9.74%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,782,783.43	A	5.85%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,695,171.51	A	5.56%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	127,040.33	C	50.02%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	70,079.51	C	27.59%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30,785.06	C	12.12%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	16,388.96	C	6.45%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	637,199.14	Institutional	31.90%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	591,085.27	Institutional	29.59%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	435,618.27	Institutional	21.81%

LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	126,378.68	Institutional	6.33%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,951,365.86	S	22.02%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,191,363.36	S	12.21%

DWS Capital Growth

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	417,434.17	A	5.78%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	388,704.70	A	5.38%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27,882.97	C	26.19%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	10,699.54	C	10.05%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	10,666.78	C	10.02%

ASCENSUS TRUST COMPANY FBO FULL SCALE WOODWORKING, INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	6,105.17	C	5.73%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	378,114.06	Institutional	43.67%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	98,604.35	Institutional	11.39%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	74,611.91	Institutional	8.62%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	74,053.40	Institutional	8.55%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	44,405.52	Institutional	5.13%

MID ATLANTIC TRUST COMPANY FBO MUTUAL OF AMERICA LIFE INSURANCE CO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	159,326.61	R6	42.08%

MID ATLANTIC TR CO FBO NEW YORK LEAGUE FBO EARLY LEARNING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	39,835.42	R6	10.52%

ASCENSUS TR CO FBO SRDABD LLP 401K PROFIT SHARING PL PO BOX 10758 FARGO ND 58106-0758	28,473.15	R6	7.52%

DWS Central Cash Management Government Fund

Name and Address of Investor	Shares	Percentage
DWS GNMA FUND	201,271,733.89	27.69%

DWS ENHANCED COMMODITIES STRATEGY FUND	116,976,362.17	16.09%

DWS SMALL CAP CORE FUND	92,173,208.52	12.68%

DWS SCIENCE AND TECHNOLOGY FUND	37,488,883.49	5.16%

DWS Communications Fund

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEIFT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	214,652.85	A	9.13%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	210,173.62	A	8.94%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	150,042.73	A	6.38%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	134,106.37	A	5.71%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	121,126.59	A	5.15%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	117,664.00	A	5.01%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	396,568.58	Institutional	65.35%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	75,460.25	Institutional	12.44%

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	49,682.78	Institutional	8.19%

DWS TRUST COMPANY CUST FOR THE IRA OF DONALD A SHARP 8919 DIAMANTE DR MAGNOLIA TX 77354-4443	4,136.90	S	17.13%

DWS TRUST COMPANY CUST FOR THE COMMINGLED ROTH IRA OF YEON H ROMAN 9-1201 LIFE APT DOKGOK-DONG PYONGTAK-SI GXONGGI-DO 459-709 S KOREA	2,272.83	S	9.41%

DWS TRUST COMPANY CUST FOR THE IRA OF PAUL V LUBRANO 52 MERRITT AVE DUMONT NJ 07628-2617	1,517.57	S	6.28%

DWS Core Equity Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	749,319.89	A	5.98%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	703,761.99	A	5.61%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	144,875.97	C	25.06%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	144,508.86	C	25.00%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	72,971.48	C	12.62%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	40,114.86	C	6.94%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,372,415.19	Institutional	18.47%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,098,526.87	Institutional	14.79%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	909,129.16	Institutional	12.24%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	729,859.67	Institutional	9.82%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	724,595.08	Institutional	9.75%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	556,367.21	Institutional	7.49%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	425,687.21	Institutional	5.73%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	383,635.82	Institutional	5.16%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	837,888.99	R6	78.11%

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	80,172.01	R6	7.47%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,483,052.42	S	5.23%

DWS CROCI® Equity Dividend Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,284,213.03	A	9.69%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	913,015.30	A	6.89%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	862,059.62	A	6.50%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	716,382.20	A	5.40%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	19,393.90	C	12.94%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	19,272.37	C	12.86%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12,302.77	C	8.21%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	8,222.49	C	5.49%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	348,979.34	Institutional	23.26%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	253,794.96	Institutional	16.91%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	209,359.98	Institutional	13.95%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	180,775.43	Institutional	12.05%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	117,470.56	Institutional	7.83%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100,524.47	Institutional	6.70%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	86,265.23	Institutional	5.75%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	232,134.03	S	37.93%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	48,063.84	S	7.85%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	46,027.33	S	7.52%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	39,262.43	S	6.42%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	36,143.82	S	5.91%

DWS CROCI® International Fund

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	77,219.85	A	7.11%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	69,261.91	A	6.37%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	62,612.59	A	5.76%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	60,763.04	A	5.59%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,564.85	C	19.76%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	5,245.80	C	15.79%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,485.47	C	7.48%

ASCENSUS TRUST COMPANY FBO W E RYAN COMPANY INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	1,819.04	C	5.47%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	180,400.85	Institutional	47.21%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	56,779.05	Institutional	14.86%

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	47,931.93	Institutional	12.54%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	20,887.16	Institutional	5.47%

ASCENSUS TR CO FBO E A PARTNERS PLC 401K PL 235 PO BOX 10758 FARGO ND 58106-0758	3,044.49	R6	49.10%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,245.45	R6	20.09%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,200.58	R6	19.36%

VOYA RETIREMENT INSURANCE AND ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	673.063	R6	10.86%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	626,096.98	S	9.03%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	597,338.70	S	8.61%

DWS CROCI® U.S. Fund

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	826,566.37	A	12.84%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	386,904.89	A	6.01%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	370,861.10	A	5.76%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	349,984.51	A	5.44%

ASCENSUS TRUST COMPANY FBO BLAKE XXXXXX PO BOX 10758 FARGO ND 58106-0758	18,618.13	C	24.05%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,261.42	C	14.55%

ASCENSUS TRUST COMPANY FBO W E RYAN COMPANY INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	10,333.41	C	13.35%

ASCENSUS TRUST COMPANY FBO LAHAYE EYE CLINIC XXXXXX PO BOX 10758 FARGO ND 58106-0758	6,672.25	C	8.62%

ASCENSUS TRUST COMPANY FBO BROWN RADIATOR & FRAME SERVICE XXXX PO BOX 10758 FARGO ND 58106-0758	6,348.78	C	8.20%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	113,194.73	Institutional	24.10%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	83,832.26	Institutional	17.85%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	69,331.22	Institutional	14.76%

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52,673.01	Institutional	11.21%

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	33,377.79	Institutional	7.11%

DWS Emerging Markets Equity Fund

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	34,339.71	A	8.75%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	32,768.15	A	8.35%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29,741.30	A	7.58%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	29,336.75	A	7.48%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	27,535.13	A	7.02%

B & B BUILDING SERVICES INC PO BOX 798 HIRAM GA 30141-0798	25,345.35	A	6.46%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25,006.87	A	6.37%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22,320.96	A	5.69%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	91,057.43	C	65.04%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	18,923.37	C	13.52%

Name and Address of Investor	Shares	Class	Percentage
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	287,767.58	Institutional	21.98%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	207,446.71	Institutional	15.84%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	204,827.03	Institutional	15.64%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	163,458.06	Institutional	12.48%

STATE STREET BANK & TRUST CO CUST FBO DWS MULTI-ASSET CONSERVATIVE ALLOCATION FUND CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	104,935.68	Institutional	8.01%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	101,839.96	Institutional	7.78%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	65,833.80	Institutional	5.03%

AMERICAN UNITED LIFE INSURANCE CO FBO AUL AMERICAN GRP RET ANNUITY TR ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14,534.24	R6	90.11%

AMERICAN UNITED LIFE INSURANCE CO FBO AUL AMERICAN UNIT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	1,001.79	R6	6.21%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	178,867.00	S	9.85%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	158,779.97	S	8.74%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	134,716.46	S	7.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	119,708.57	S	6.59%

DWS Emerging Markets Fixed Income Fund

Name and Address of Investor	Shares	Class	Percentage
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	21,735.23	A	13.02%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	16,126.73	A	9.66%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	15,773.92	A	9.45%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,313.80	A	6.78%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10,426.37	A	6.25%

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	2,505,377.44	Institutional	98.16%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	527,906.57	S	12.13%

DWS Enhanced Commodity Strategy Fund

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM XXXXX 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,586,071.13	A	43.93%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	668,505.28	A	8.19%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	584,967.73	A	7.17%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	502,294.78	A	6.15%

NATIONWIDE TR CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	421,384.57	A	5.16%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	933,659.84	C	55.14%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	383,066.61	C	22.62%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	107,376.21	C	6.34%

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	62,694,909.58	Institutional	43.18%

MORGAN STANLEY SMITH BARNEY A/C ERROR ACCOUNT HARBORSIDE FINANCIAL CENTER PLZ 2 3RD FL JERSEY CITY NJ 07311	24,051,764.31	Institutional	16.56%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12,387,028.49	Institutional	8.53%

STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	10,703,183.42	Institutional	7.37%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	10,395,800.65	Institutional	7.16%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,346,127.23	Institutional	5.06%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,960,679.00	R6	35.39%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	484,674.34	R6	8.75%

THE NORTHERN TRUST COMPANY FBO FLEXPATH INDEX+ MODERATE 2035 FUND MUTUAL FUNDS SERVICES XXXX 333 S WABASH AVE CHICAGO IL 60604-4107	323,172.09	R6	5.83%

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	300,173.95	R6	5.42%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,807,283.97	S	28.85%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,391,175.01	S	22.21%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	627,450.61	S	10.02%

MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM XXXXX 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	453,306.24	S	7.24%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	396,059.89	S	6.32%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	350,389.34	S	5.59%

DWS Equity 500 Index Fund

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO OMNIBUS ACCOUNT REINVEST ATTN: MUTUAL FUND ACCT MGMT TEAM 101 MONTEGOMERY STREET SAN FRANCISCO CA 94104-4151	135,015.21	Institutional	23.98%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	98,594.52	Institutional	17.51%

Name and Address of Investor	Shares	Class	Percentage
DIMA INC FBO THE AMGEN FOUNDATION INC 875 3RD AVE NEW YORK NY 10022-6225	64,760.37	Institutional	11.50%

BROADRIDGE FINANCIAL SOLUTIONS INC DEFERRED COMPENSATION PLAN ATTEN KATHLEEN BERGMANN 2 GATEWAY CENTER 283-299 MARKET ST NEWARK NJ 07102-5005	48,252.84	Institutional	8.57%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	44,699.44	Institutional	7.94%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31,480.30	Institutional	5.59%

LINCOLN RETIREMENT SERVICES CO FBO MARION HOSP 403B PO BOX 7876 FORT WAYNE IN 46801-7876	73,057.74	R6	89.80%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR E FL 2ND JACKSONVILLE FL 32246-6484	4,261.89	R6	5.24%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	327,389.77	S	20.26%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	231,959.86	S	14.36%

EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	171,908.63	S	10.64%

CHARLES SCHWAB & CO OMNIBUS ACCOUNT REINVEST ATTN: MUTUAL FUND ACCT MGMT TEAM 101 MONTEGOMERY STREET SAN FRANCISCO CA 94104-4151	138,799.52	S	8.59%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	91,134.65	S	5.64%

DWS Equity Sector Strategy Fund

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	159,784.26	A	8.47%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	152,155.70	A	8.07%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	109,957.02	A	5.83%

ASCENSUS TRUST COMPANY FBO ANNAPOLIS VOLVO SUBARU XXXXXX PO BOX 10758 FARGO ND 58106-0758	11,779.15	C	26.88%

ASCENSUS TR CO FBO NEW HOPE FOSTER HOMES INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	6,943.32	C	15.84%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6,257.82	C	14.28%

DWS TRUST COMPANY CUST CENTER ON DEAFNESS INC 403 B 7 MARY BETH LESSICK 300 E LAFAYETTE ST OTTAWA IL 61350-2250	4,168.15	C	9.51%

DWS TRUST COMPANY CUST FOR THE ROTH IRA OF ZACHARY CHING 8644 S 21ST PL PHOENIX AZ 85042-8166	3,258.45	C	7.43%

DWS TRUST COMPANY CUST FOR THE IRA OF VIRGINA L SIMPSON 0N281 PETER RD WINFIELD IL 60190-1115	2,894.91	C	6.61%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,121.88	Institutional	54.30%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	5,236.25	Institutional	39.92%

Name and Address of Investor	Shares	Class	Percentage
DIMA INC ATTN NANCY TANZIL & RHEEZA RAMOS CONTROLLING 875 3RD AVE FLOOR 27 MAILSTOP NYC03-2710 NEW YORK NY 10022-6275	758.764	Institutional	5.78%

DWS ESG Core Equity Fund

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	223,209.74	A	12.95%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	220,063.53	A	12.76%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	168,744.18	A	9.79%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	117,193.07	A	6.80%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	7,131.05	C	20.49%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,532.20	C	15.89%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,335.23	C	15.33%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	4,916.54	C	14.12%

ASCENSUS TR CO FBO AMY LEE WIRTS PLLC XXXXXX PO BOX 10758 FARGO ND 58106-0758	3,519.45	C	10.11%

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,133.83	C	6.13%

ASCENSUS TRUST COMPANY FBO FULL SCALE WOODWORKING, INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	1,903.37	C	5.47%

STATE STREET BANK & TRUST CO CUST FBO DWS MULTI-ASSET CONSERVATIVE ALLOCATION FUND CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	364,473.51	Institutional	26.96%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	176,717.22	Institutional	13.07%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM XXXXX 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	159,851.82	Institutional	11.82%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	159,085.23	Institutional	11.77%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	113,184.83	Institutional	8.37%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	86,864.63	Institutional	6.42%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	77,263.20	Institutional	5.71%

SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	1,200,121.01	R	79.13%

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY WINDSOR CT 06095-4773	303,471.83	R	20.01%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,870.16	R6	25.62%

ASCENSUS TR CO FBO LAW FORUM LLC XXXXXXXX PO BOX 10758 FARGO ND 58106-0758	23,120.71	R6	22.90%

ASCENSUS TR CO FBO JONES & COMPANY, INC 401(K) PL PO BOX 10758 FARGO ND 58106-0758	21,542.11	R6	21.33%

JOHN HANCOCK TR CO LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	20,309.02	R6	20.11%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	463,376.73	S	8.32%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	333,417.97	S	5.99%

DWS ESG International Core Equity Fund

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	81,514.59	A	29.54%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	31,211.45	A	11.31%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30,241.18	A	10.96%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29,386.32	A	10.65%

Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	24,092.80	A	8.73%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15,936.24	A	5.77%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,602.71	C	57.56%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,977.36	C	20.31%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	997.799	C	10.25%

DWS TRUST COMPANY CUST FOR THE SEP IRA OF THEODORE ROBERT PITAS 3 ORCHARD CIR WESTBROOK ME 04092-3651	838.678	C	8.62%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	35,709.85	Institutional	25.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34,780.23	Institutional	24.76%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	29,652.77	Institutional	21.11%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	22,509.98	Institutional	16.03%

Name and Address of Investor	Shares	Class	Percentage
ATTN MUTUAL FUNDS OPERATIONS CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,835.89	Institutional	5.58%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	14,350.76	S	11.64%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	13,206.99	S	10.72%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9,805.05	S	7.96%

GURURAJ S RAO & RANJANA RAO JTWROS 33 MAPLE MOOR LN CORTLANDT MNR NY 10567-6419	9,516.19	S	7.72%

SAMUEL PIERCE TR MARGARET E PIERCE IRREVOCABLE TRUST 6 WAITES LANDING RD FALMOUTH ME 04105-1937	8,648.57	S	7.02%

JAYANTHI RANGAN & V KASTURI RANGAN JTWROS 6 SANDERSON RD LEXINGTON MA 02420-2608	8,536.69	S	6.93%

JOHAN B SWILDENS & SHARON OLGA TJUGUM SWILDENS TTEES JOHAN BERNARD SWILDENS & SHARON OLGA TJUGUM SWILDENS TRUST U/A DTD 13310 STARMONT WAY POWAY CA 92064-1302	8,267.68	S	6.71%

SAMUEL PIERCE TR SPENCER S PIERCE IRREVOCABLE TRUST 6 WAITES LANDING RD FALMOUTH ME 04105-1937	7,718.49	S	6.26%

DWS Floating Rate Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	726,464.68	A	11.57%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	670,316.71	A	10.68%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	647,408.74	A	10.31%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	597,824.06	A	9.52%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	564,237.64	A	8.99%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	432,375.47	A	6.89%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #XXXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	400,113.98	A	6.37%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	375,506.88	A	5.98%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	337,289.83	A	5.37%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	82,305.02	C	39.39%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	42,689.83	C	20.43%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27,503.50	C	13.16%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	26,776.30	C	12.82%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	16,431.24	C	7.86%

STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	6,057,053.57	Institutional	78.53%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	710,028.29	Institutional	9.21%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	407,821.33	Institutional	5.29%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	334,583.49	S	16.03%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	215,388.47	S	10.32%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	198,165.09	S	9.49%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	174,274.36	S	8.35%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	146,641.92	S	7.02%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	123,861.86	S	5.93%

DWS Global High Income Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	742,157.55	A	14.96%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	585,329.47	A	11.80%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	467,419.66	A	9.42%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	394,160.92	A	7.94%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	347,328.13	A	7.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	291,349.55	A	5.87%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	282,378.72	A	5.69%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	174,196.92	C	19.79%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	159,685.58	C	18.14%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	125,281.93	C	14.23%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	123,930.60	C	14.08%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	111,129.22	C	12.62%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	72,547.30	C	8.24%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,436,994.53	Institutional	24.26%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,595,404.00	Institutional	11.58%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,170,800.48	Institutional	9.69%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,159,052.86	Institutional	9.63%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,064,139.34	Institutional	9.21%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,905,315.93	Institutional	8.50%

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	1,375,421.66	Institutional	6.14%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,338,092.12	Institutional	5.97%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,226,550.62	Institutional	5.47%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,128,112.19	Institutional	5.03%

STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	155,493.05	R6	43.98%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	57,353.87	R6	16.22%

RELIANCE TRUST COMPANY TRUSTEE FBO A C LEGG PACKING CO 401(K) PR CALERA AL 350400000	47,628.09	R6	13.47%

ASCENSUS TR CO FBO BLUE WILLIAMS LLC PROFIT SHARING PL PO BOX 10758 FARGO ND 58106-0758	45,766.73	R6	12.94%

ASCENSUS TR CO FBO WALDRON PRIVATE WEALTH 401(K) PSP P PO BOX 10758 FARGO ND 58106-0758	24,532.02	R6	6.94%

STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6,395,114.63	S	30.77%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,458,243.03	S	7.02%

DWS Global Income Builder Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,491,478.95	A	5.75%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	108,336.04	C	29.42%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	41,335.88	C	11.23%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	32,546.69	C	8.84%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	24,722.81	C	6.71%

ASCENSUS TRUST COMPANY FBO TRUMP ALIOTO TRUMP & PRESCOTT XXXX PO BOX 10758 FARGO ND 58106-0758	19,820.72	C	5.38%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,643.41	C	5.06%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	541,433.34	Institutional	25.39%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	342,055.26	Institutional	16.04%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	305,540.66	Institutional	14.33%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	251,271.91	Institutional	11.79%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	224,801.80	Institutional	10.54%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	142,749.49	Institutional	6.70%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2900	727,379.17	R6	66.07%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	218,502.47	R6	19.85%

ASCENSUS TRUST COMPANY FBO MID-STATES TRUCK LEASING CO & XXXX PO BOX 10758 FARGO ND 58106-0758	71,344.43	R6	6.48%

DWS Global Macro Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	264,772.14	A	8.34%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	255,191.23	A	8.04%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	228,479.08	A	7.20%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	222,696.11	A	7.01%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	220,281.86	A	6.94%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	207,999.30	A	6.55%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	172,847.33	A	5.44%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44,227.18	C	31.60%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	23,257.16	C	16.61%

ASCENSUS TRUST COMPANY FBO BLAKE XXXXXX PO BOX 10758 FARGO ND 58106-0758	15,259.09	C	10.90%

ASCENSUS TRUST COMPANY FBO LAHAYE EYE CLINIC XXXXXX PO BOX 10758 FARGO ND 58106-0758	12,108.87	C	8.65%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	9,278.65	C	6.63%

STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	3,479,657.80	Institutional	58.55%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	1,076,593.74	Institutional	18.12%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	632,937.44	Institutional	10.65%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	316,701.10	Institutional	5.33%

DIMA INC ATTN NANCY TANZIL & RHEEZA RAMOS CONTROLLING 875 3RD AVE FLOOR 27 MAILSTOP NYC03-2710 NEW YORK NY 10022-6275	2,411.52	R6	100.00%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,049,668.14	S	13.24%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	762,267.01	S	9.62%

DWS Global Small Cap Fund

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	130,529.32	A	11.79%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	68,430.27	A	6.18%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	65,461.34	A	5.92%

ASCENSUS TRUST COMPANY FBO COMPANY THEATRE XXXXXX PO BOX 10758 FARGO ND 58106-0758	9,696.53	C	19.82%

ASCENSUS TRUST COMPANY FBO BLAKE XXXXXX PO BOX 10758 FARGO ND 58106-0758	8,895.14	C	18.19%

ASCENSUS TRUST COMPANY FBO ANSWERS RESEARCH LLC XXXXXX PO BOX 10758 FARGO ND 58106-0758	5,233.26	C	10.70%

ASCENSUS TRUST COMPANY FBO TRUMP ALIOTO TRUMP & PRESCOTT XXXX PO BOX 10758 FARGO ND 58106-0758	4,044.67	C	8.27%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	3,818.65	C	7.81%

ASCENSUS TR CO FBO JAMES B SHAPIRO PERSONAL 401K PL PO BOX 10758 FARGO ND 58106-0758	3,613.57	C	7.39%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	2,898.74	C	5.93%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	20,547.33	Institutional	27.24%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	18,483.75	Institutional	24.50%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,474.14	Institutional	13.89%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8,328.57	Institutional	11.04%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5,745.57	Institutional	7.62%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	9,521.27	R6	42.43%

ASCENSUS TR CO FBO LAW FORUM LLC XXXXXX PO BOX 10758 FARGO ND 58106-0758	5,858.54	R6	26.11%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,722.05	R6	21.05%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	267,172.07	S	6.59%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	259,220.48	S	6.39%

DWS GNMA Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,920,617.00	A	7.03%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,539,278.31	A	5.63%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	124,481.60	C	40.24%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	55,521.32	C	17.95%

ASCENSUS TRUST COMPANY FBO LAHAYE EYE CLINIC XXXXXX PO BOX 10758 FARGO ND 58106-0758	28,404.25	C	9.18%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	21,157.10	C	6.84%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18,830.05	C	6.09%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	525,517.91	Institutional	33.91%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	246,958.42	Institutional	15.94%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	157,929.23	Institutional	10.19%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	133,040.74	Institutional	8.59%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	131,664.76	Institutional	8.50%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	107,816.25	Institutional	6.96%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	88,158.90	Institutional	5.69%

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	49,286.28	R6	98.86%

DWS Government & Agency Securities Portfolio

Name and Address of Investor	Shares	Class	Percentage
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	2,039,417,079.02	DWS Government & Agency Money Fund	93.67%

STATE STREET BANK AND TRUST CO AS CUSTODIAN FBO USIS CLIENTS ATTN FUND TRADING TEAM PO BOX 5082 BOSTON MA 02206-5082	610,692,984.84	DWS Government Cash Institutional Shares	29.66%

DEUTSCHE BANK AG AS AGENT FOR DEUTSCHE FUNDS ATTN: RICHARD CAPUTO XXXXXX-XXXX 60 WALL ST NEW YORK NY 10005-2807	266,292,081.45	DWS Government Cash Institutional Shares	12.94%

JPMS - CHASE PROCESSING XXXXX FBO AMERICAN HONDA FINANCE 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	250,000,000.00	DWS Government Cash Institutional Shares	12.14%

DWS INVESTMENTS MANAGEMENT AMERICAS INC FBO DWS SECURITIES LENDING ADMIN BY FIDELITY AGENCY LENDING 875 3RD AVE NEW YORK NY 10022-6225	245,503,310.80	DWS Government Cash Institutional Shares	11.93%

Name and Address of Investor	Shares	Class	Percentage
HARE & CO #2 500 ROSS ST # XXX-XXXX PITTSBURGH PA 15262-0001	169,343,508.20	DWS Government Cash Institutional Shares	8.23%

BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS NC1-007-34-03 100 N TRYON ST FL 34TH CHARLOTTE NC 28202-4000	111,681,736.43	DWS Government Cash Institutional Shares	5.42%

FIDUCIARY TRUST CO INT’L AS AGENT ATTN CASH SETTLEMENT 280 PARK AVE - 6TH FL NEW YORK NY 10017-1274	4,751,626.63	Government Cash Managed Shares	42.17%

STATE STREET BANK AND TRUST CO AS CUSTODIAN FBO USIS CLIENTS ATTN FUND TRADING TEAM PO BOX 5082 BOSTON MA 02206-5082	4,677,031.41	Government Cash Managed Shares	41.51%

FIDUCIARY TRUST CO INT’L AS AGENT NON COMPENSATION ACCOUNT ATTN CASH SETTLEMENT 280 PARK AVE 6TH FL NEW YORK NY 10017-1274	1,816,077.44	Government Cash Managed Shares	16.12%

PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,655,507.89	Service Shares	98.96%

DWS Government Money Market Series

Name and Address of Investor	Shares	Class	Percentage
HARE & CO #2 500 ROSS ST # XXX-XXXX PITTSBURGH PA 15262-0001	5,072,056,766.39	Institutional Shares	14.04%

G S GLOBAL CASH SERVICES OMNIBUS ACCT FBO GOLDMAN SACHS AND CO LLC CUSTOMERS ATTN FINANCIAL CONTROL 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	4,729,783,278.59	Institutional Shares	13.09%

Name and Address of Investor	Shares	Class	Percentage
BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 100 N TRYON ST FL 34TH CHARLOTTE NC 28202-4000	3,205,848,413.66	Institutional Shares	8.87%

STATE STREET GLOBAL MARKETS LLC ATTN FUND CONNECT 1 CONGRESS ST BOSTON MA 02114-2010	1,944,560,986.24	Institutional Shares	5.38%

DWS Health and Wellness Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	109,957.65	A	7.59%

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY WINDSOR CT 06095-4773	105,772.03	A	7.31%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	99,259.53	A	6.86%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	80,308.57	A	5.55%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19,518.31	C	43.89%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,802.74	C	17.55%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	6,356.86	C	14.29%

ASCENSUS TR CO FBO JAMES B SHAPIRO PERSONAL 401K PL PO BOX 10758 FARGO ND 58106-0758	3,884.78	C	8.74%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	89,771.98	Institutional	31.18%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	72,745.25	Institutional	25.27%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	26,619.41	Institutional	9.25%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,925.69	Institutional	8.31%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	23,630.85	Institutional	8.21%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17,106.94	Institutional	5.94%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	310,523.30	S	6.21%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	266,556.72	S	5.33%

DWS High Income Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,962,347.63	A	7.25%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	6,402,824.58	A	6.67%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,220,135.65	A	5.44%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	147,241.05	C	15.34%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	145,765.79	C	15.19%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	140,099.17	C	14.60%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	122,452.99	C	12.76%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	120,042.27	C	12.51%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	65,324.53	C	6.81%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,132,245.28	Institutional	24.92%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,878,634.35	Institutional	23.39%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,267,825.90	Institutional	13.68%

NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS TPA NTC C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,139,085.38	Institutional	6.87%

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TRUST CO CUST FBO DWS MULTI-ASSET CONSERVATIVE ALLOCATION FUND CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	867,512.82	Institutional	5.23%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2900	99,523.88	R6	43.91%

EMPOWER TR FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	43,188.89	R6	19.06%

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY WINDSOR CT 06095-4773	36,784.99	R6	16.23%

JOHN HANCOCK TR CO LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	27,947.83	R6	12.33%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	927,805.77	S	23.79%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	357,972.48	S	9.18%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	301,680.13	S	7.74%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	257,483.66	S	6.60%

DWS Intermediate Tax-Free Fund

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	1,141,628.38	A	12.44%

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	1,003,640.94	A	10.94%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	997,490.72	A	10.87%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	994,229.38	A	10.84%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	905,258.15	A	9.87%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	842,186.07	A	9.18%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	625,106.93	A	6.81%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	545,642.43	A	5.95%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	473,685.78	A	5.16%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	49,010.19	C	20.91%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	47,062.42	C	20.08%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	43,110.62	C	18.39%

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	31,624.72	C	13.49%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29,137.45	C	12.43%

SEI PRIVATE TR CO C/O TRUST ID XXX ATTN MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	9,608,542.21	Institutional	24.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,451,339.09	Institutional	18.94%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,354,723.02	Institutional	18.69%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR E FL 2ND JACKSONVILLE FL 32246-6484	3,135,878.72	Institutional	7.97%

JP MORGAN SECURITIES LLC OMNIBUS FOR THE EXCLUSIVE BENEFIT OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,505,296.49	Institutional	6.37%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,385,224.50	S	27.76%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,555,184.96	S	18.32%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,157,900.96	S	5.97%

DWS International Growth Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	81,623.10	A	9.62%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	61,348.02	A	7.23%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	59,545.26	A	7.02%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	57,856.36	A	6.82%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	52,041.62	A	6.14%

UMB BANK NA FBO SECURITY FINANCIAL RESOURCES VARIOUS RET PROGRAMS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	47,970.81	A	5.66%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	46,291.02	A	5.46%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	42,611.77	A	5.02%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,529.17	C	27.92%

ASCENSUS TRUST COMPANY FBO TIMLIN PLUMBING & HEATING INC 6891 PO BOX 10758 FARGO ND 58106-0758	1,383.34	C	15.27%

ASCENSUS TRUST COMPANY FBO NORWICH TIRE, INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	758.552	C	8.37%

Name and Address of Investor	Shares	Class	Percentage
ASCENSUS TRUST COMPANY FBO CERTIFIED REIMBURSEMENT SOLUTIONS PO BOX 10758 FARGO ND 58106-0758	601.287	C	6.64%

ASCENSUS TRUST COMPANY FBO TYLER’S LANDSCAPING SERVICE XXXXXX PO BOX 10758 FARGO ND 58106-0758	580.394	C	6.41%

ASCENSUS TRUST COMPANY FBO ANSWERS RESEARCH LLC XXXXXX PO BOX 10758 FARGO ND 58106-0758	532.874	C	5.88%

ASCENSUS TR CO FBO FAIRFIELD CLASSIC HOMES XXXXXX PO BOX 10758 FARGO ND 58106-0758	489.013	C	5.40%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,787.89	Institutional	17.69%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17,911.94	Institutional	12.29%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	17,911.84	Institutional	12.29%

LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	16,038.28	Institutional	11.00%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	15,748.43	Institutional	10.80%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	15,347.00	Institutional	10.53%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12,421.25	Institutional	8.52%

MATRIX TRUST COMPANY CUST FBO FBO HSA BANK HSG 717 17TH ST STE 1300 DENVER CO 80202-3304	10,620.81	Institutional	7.29%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	854,333.68	S	8.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	789,973.21	S	7.79%

DWS Large Cap Focus Growth Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	43,203.65	A	8.49%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	36,728.00	A	7.22%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	29,776.63	A	5.85%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	29,492.47	A	5.80%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,537.99	C	19.71%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	7,291.99	C	19.07%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	7,006.47	C	18.32%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,763.37	C	15.07%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,740.61	C	9.78%

ASCENSUS TR CO FBO AMY LEE WIRTS PLLC XXXXXX PO BOX 10758 FARGO ND 58106-0758	2,012.65	C	5.26%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	29,366.83	Institutional	32.40%

LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13,972.09	Institutional	15.41%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	13,444.25	Institutional	14.83%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,255.41	Institutional	13.52%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9,650.93	Institutional	10.65%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	6,601.57	Institutional	7.28%

DWS Latin America Equity Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	249,887.22	A	40.74%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	116,952.89	A	19.07%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	39,486.04	A	6.44%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,821.16	C	62.91%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,014.85	C	10.60%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,907.24	C	10.32%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,786.62	C	10.00%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	213,534.25	Institutional	30.59%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	162,690.54	Institutional	23.30%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	145,176.47	Institutional	20.80%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	71,358.12	Institutional	10.22%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	758,651.75	S	9.39%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	451,612.09	S	5.59%

DWS Managed Municipal Bond Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	8,837,128.33	A	9.64%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	6,292,433.93	A	6.87%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD ST LOUIS MO 63131-3710	6,041,010.30	A	6.59%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,928,122.51	A	6.47%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,855,076.08	A	6.39%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5,778,280.36	A	6.31%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,579,835.42	A	6.09%

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	5,534,156.17	A	6.04%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5,012,992.25	A	5.47%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	295,941.51	C	20.46%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	278,363.05	C	19.25%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	223,774.85	C	15.47%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	151,349.01	C	10.47%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	133,982.69	C	9.27%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (XXXXX) 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	78,880.97	C	5.45%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	3,477,041.78	Institutional	17.63%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,179,577.05	Institutional	16.13%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,362,645.55	Institutional	11.98%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,155,459.67	Institutional	10.93%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,684,699.53	Institutional	8.54%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,678,832.61	Institutional	8.51%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,467,201.38	Institutional	7.44%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,371,697.63	Institutional	6.96%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,033,589.83	Institutional	5.24%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	48,757,495.81	S	38.61%

DWS Massachusetts Tax-Free Fund

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	407,673.34	A	19.05%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	341,519.90	A	15.96%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	277,453.06	A	12.97%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	241,657.38	A	11.29%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	151,762.72	A	7.09%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	143,550.97	A	6.71%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	140,169.62	A	6.55%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	126,672.92	A	5.92%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	120,534.73	A	5.63%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	21,354.37	C	36.98%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,433.42	C	18.07%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	7,034.18	C	12.18%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5,130.25	C	8.88%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,837.46	C	8.38%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,600.09	C	6.23%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,473,327.30	S	33.65%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,237,581.64	S	9.31%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	445,959.15	Institutional	30.97%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	333,294.60	Institutional	23.15%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	306,201.91	Institutional	21.27%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR E FL 2ND JACKSONVILLE FL 32246-6484	255,872.48	Institutional	17.77%

DWS Money Market Prime Series

Name and Address of Investor	Shares	Class	Percentage
ASCENSUS TRUST COMPANY FBO KELLY INTERNATIONAL SECURITY XXXXX PO BOX 10758 FARGO ND 58106-0758	751,448.41	DWS CASH INVESTMENT TRUST-C	14.48%

EQUITY TR CO CUST FBO PETER G SCHLOTTERER & ELIZABETH M PO BOX 451249 CLEVELAND OH 44145-0632	445,026.69	DWS CASH INVESTMENT TRUST-C	8.57%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	293,045.13	DWS CASH INVESTMENT TRUST-C	5.65%

ASCENSUS TRUST COMPANY FBO LAHAYE EYE CLINIC XXXXXX PO BOX 10758 FARGO ND 58106-0758	278,229.29	DWS CASH INVESTMENT TRUST-C	5.36%

DWS Multi-Asset Conservative Allocation Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	173,555.47	A	8.40%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	168,866.70	A	8.17%

ASCENSUS TRUST COMPANY FBO TIMLIN PLUMBING & HEATING INC XXXX PO BOX 10758 FARGO ND 58106-0758	16,174.86	C	20.82%

ASCENSUS TR CO FBO NEW HOPE FOSTER HOMES INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	14,886.89	C	19.16%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	14,466.00	C	18.62%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,771.10	C	11.29%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,072.44	C	9.10%

DWS TRUST COMPANY CUST FOR THE IRA OF DAVID C PRICE 12890 BETHEL TER PLATTE CITY MO 64079-8145	4,874.09	C	6.27%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	130,442.26	S	5.08%

DWS Multi-Asset Moderate Allocation Fund

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	200,619.26	A	13.74%

ASCENSUS TR CO FBO NEW HOPE FOSTER HOMES INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	43,669.19	C	47.55%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,248.13	C	13.34%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	9,192.96	C	10.01%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	6,882.42	C	7.49%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,762.26	C	6.27%

DWS TRUST COMPANY CUST FOR THE 403(B) PLAN CARRIE ESTELL DOHENY FOUNDATION FBO NINA S SHEPHERD 707 WILSHIRE BLVD STE 4960 LOS ANGELES CA 90017-3608	60,658.48	S	10.77%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	38,361.79	S	6.81%

DWS New York Tax-Free Income Fund

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,321,074.41	A	38.16%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	547,311.99	A	6.29%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	460,568.11	A	5.29%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	52,835.67	C	41.20%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	21,523.97	C	16.78%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16,015.50	C	12.49%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	9,726.64	C	7.58%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,559.42	C	6.67%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	612,610.07	Institutional	43.70%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	342,331.66	Institutional	24.42%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR E FL 2ND JACKSONVILLE FL 32246-6484	212,059.87	Institutional	15.13%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,868,463.95	S	18.95%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	519,778.05	S	5.27%

DWS RREEF Global Infrastructure Fund

Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,030,328.64	A	13.55%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,737,834.34	A	11.59%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,597,133.80	A	10.66%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,475,877.91	A	9.85%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,376,872.37	A	9.19%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,119,967.30	A	7.47%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	973,311.42	A	6.49%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	905,725.59	A	6.04%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	877,826.96	A	5.86%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	778,552.26	A	5.19%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	220,479.10	C	22.32%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	134,863.92	C	13.65%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	116,841.66	C	11.83%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	79,135.55	C	8.01%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	75,037.50	C	7.60%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	73,196.22	C	7.41%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	56,590.59	C	5.73%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	54,038.63	C	5.47%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	53,457.03	C	5.41%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	49,820.78	C	5.04%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,388,895.36	Institutional	17.26%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,041,281.79	Institutional	16.15%

STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	4,065,669.86	Institutional	13.02%

Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,877,116.90	Institutional	12.42%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	2,484,938.62	Institutional	7.96%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,377,678.36	Institutional	7.62%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,228,382.64	Institutional	7.14%

NATIONAL FINANCIAL SERVICES LLC 2OR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	888,174.19	R6	93.98%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,454,314.50	S	26.72%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	667,116.52	S	12.26%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	603,673.57	S	11.09%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	402,693.65	S	7.40%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	351,583.80	S	6.46%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	339,469.35	S	6.24%

DWS RREEF Global Real Estate Securities Fund

Name and Address of Investor	Shares	Class	Percentage
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	234,108.70	A	13.28%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	194,950.24	A	11.06%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	176,900.44	A	10.04%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	144,570.28	A	8.20%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	139,932.90	A	7.94%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	127,858.85	A	7.25%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	117,649.72	A	6.67%

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC #XXXXX 4800 DEER LAKE DR EAST 2RD FL JACKSONVILLE FL 32246-6484	92,692.97	A	5.26%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	31,859.00	C	28.53%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	31,274.54	C	28.00%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	26,406.51	C	23.64%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,980.12	C	5.35%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,874,446.42	Institutional	29.14%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,349,808.85	Institutional	20.98%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	707,650.51	Institutional	11.00%

MARIL & CO FBO 8M C/O RELIANCE TRUST CO WI 4900 WEST BROWN DEER ROAD MAILCODE: BD1N - ATTN: MF MILWAUKEE WI 53223-2422	454,217.73	Institutional	7.06%

Name and Address of Investor	Shares	Class	Percentage
UBATCO & CO FBO BRIGHT START 6811 S 27TH ST LINCOLN NE 68512-4823	13,488,064.71	R6	95.66%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	399,362.90	S	24.45%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	161,227.16	S	9.87%

EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	152,804.84	S	9.36%

MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	95,897.24	S	5.87%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	86,662.98	S	5.31%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	82,760.03	S	5.07%

DWS RREEF Real Assets Fund

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,217,596.52	A	16.59%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	783,272.18	A	10.67%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	771,108.10	A	10.51%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	689,727.67	A	9.40%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	668,358.34	A	9.11%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	520,829.49	A	7.10%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	511,750.42	A	6.97%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	429,061.73	A	5.85%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	400,270.95	A	5.46%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	310,438.08	C	26.65%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	271,862.62	C	23.34%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2RD FL JACKSONVILLE FL 32246-6484	199,357.07	C	17.11%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	108,651.40	C	9.33%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	103,605.18	C	8.89%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	82,687,541.76	Institutional	25.81%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	72,164,116.71	Institutional	22.52%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	52,029,886.59	Institutional	16.24%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	18,201,462.61	Institutional	5.68%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	17,566,182.61	Institutional	5.48%

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY WINDSOR CT 06095-4773	74,734.83	R	44.44%

SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	54,543.72	R	32.44%

MID ATLANTIC TR CO FBO NOSICH & GANZ ATTORNEYS AT LAW 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26,891.04	R	15.99%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,510,788.83	R6	30.71%

SEI PRIVATE TR CO C/O PRINCIPAL FINANCIAL ID 636 ATTN MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	3,550,064.19	R6	24.17%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,648,969.31	S	28.78%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,759,656.49	S	21.77%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,776,330.04	S	14.01%

DWS RREEF Real Estate Securities Fund

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,360,360.36	A	31.83%

STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	1,072,665.81	A	14.47%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	386,912.47	A	5.22%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	52,442.56	C	33.61%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	26,833.64	C	17.20%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16,656.34	C	10.68%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,985.46	C	8.32%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,272.04	C	7.22%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8,550.87	C	5.48%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,564,933.72	Institutional	26.42%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,691,769.06	Institutional	10.83%

STATE STREET BANK & TRUST CO CUST FBO DWS ALT ASST ALLOC VIP FD CHANNEL CENTER 1 IRON ST BOSTON MA 02210-1641	1,738,356.95	Institutional	7.00%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,607,329.78	Institutional	6.47%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	1,592,534.43	Institutional	6.41%

Name and Address of Investor	Shares	Class	Percentage
BUREAU OF LABOR FUNDS- LABOR PENSION FUND ATTN GRACE HSU 10F NO6 SEC1 ROOSEVELT RD ZHONG ZHENG DIST TAIPEI CITY TAIWAN 100232	1,555,970.26	Institutional	6.26%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,363,210.23	Institutional	5.49%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,249,136.15	Institutional	5.03%

STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	538,351.32	R	51.71%

SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	114,876.62	R	11.04%

EQUITABLE LIFE FOR SEPARATE AC 65 ON BEHALF OF VARIOUS 401 K ATTN KEN BUTKA ATT ADVISOR RELATIONS 100 MADISON ST MD 34-20 SYRACUSE NY 13202-2701	67,112.80	R	6.45%

MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	58,883.19	R	5.66%

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	53,928.58	R	5.18%

EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	53,302.66	R	5.12%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,031,226.31	R6	21.85%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,403,514.18	R6	17.32%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	917,947.96	R6	6.62%

TIAA-CREF TRUSTCO CUSTODIAN TRUSTEE FBO RETIREMENT PLANS WHICH TIAA ACTS RECORDKEEPER ATTN TRUST OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	893,092.02	R6	6.44%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	702,721.49	R6	5.06%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,166,610.91	S	26.97%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	666,345.49	S	15.41%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	449,418.63	S	10.39%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	265,434.68	S	6.14%

DWS S&P 500 Index Fund

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	558,376.89	A	10.76%

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	366,350.71	A	7.06%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	337,953.81	A	6.51%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	310,849.66	A	5.99%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	304,121.58	A	5.86%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	273,793.48	A	5.27%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	725,260.37	C	49.03%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	308,380.72	C	20.85%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	228,399.51	C	15.44%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	91,484.96	C	6.18%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	26,334.32	R6	26.74%

ASCENSUS TRUST COMPANY FBO JOHNSON & ASSOC. DDS PC 401K XXXXX PO BOX 10758 FARGO ND 58106-0758	24,594.55	R6	24.97%

Name and Address of Investor	Shares	Class	Percentage
MID ATLANTIC TRUST COMPANY FBO NORTHERN VIRGINIA FAMILY PRACT 401 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12,888.56	R6	13.09%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	7,763.28	R6	7.88%

ASCENSUS TR CO FBO CRUBEL FINANCIAL SERVICES 401K P/ PO BOX 10758 FARGO ND 58106-0758	7,324.57	R6	7.44%

ASCENSUS TR CO FBO POBCO INC 401(K) PROFIT SHARING P PO BOX 10758 FARGO ND 58106-0758	6,054.95	R6	6.15%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,210,034.68	S	5.65%

DWS Science and Technology Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,113,047.02	A	9.53%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,404,058.67	A	7.36%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	266,152.61	C	25.20%

ASCENSUS TRUST COMPANY FBO TRUMP ALIOTO TRUMP & PRESCOTT XXXX PO BOX 10758 FARGO ND 58106-0758	134,813.32	C	12.77%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	56,018.03	C	5.30%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	53,468.84	C	5.06%

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	983,672.63	Institutional	33.63%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	336,033.89	Institutional	11.49%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	279,149.84	Institutional	9.54%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	253,436.56	Institutional	8.66%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	238,112.67	Institutional	8.14%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	231,185.89	Institutional	7.90%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	224,852.56	Institutional	7.69%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	362,034.77	S	5.16%

DWS Short Duration Fund

Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,402,447.97	A	17.57%

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,575,769.37	A	13.30%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,930,528.68	A	9.97%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,682,945.55	A	8.69%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,114,584.59	A	5.76%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM 9LR83 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,055,582.71	A	5.45%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,040,792.94	A	5.37%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	499,381.93	C	35.24%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	168,930.79	C	11.92%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	153,668.90	C	10.84%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	120,848.71	C	8.53%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2RD FL JACKSONVILLE FL 32246-6484	115,296.20	C	8.14%

Name and Address of Investor	Shares	Class	Percentage
ASCENSUS TRUST COMPANY FBO WESTERN TIMBER INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	91,295.87	C	6.44%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	78,590.02	C	5.55%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	17,937,036.14	Institutional	22.16%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13,695,853.28	Institutional	16.92%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,699,453.68	Institutional	13.22%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10,583,206.69	Institutional	13.07%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,516,194.62	Institutional	8.05%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	5,892,236.66	Institutional	7.28%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,453,447.88	Institutional	6.74%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	5,057,563.65	Institutional	6.25%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2900	1,181,752.06	R6	93.85%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO OMNIBUS ACCOUNT REINVEST ATTN: MUTUAL FUND ACCT MGMT TEAM 101 MONTEGOMERY STREET 333-8 SAN FRANCISCO CA 94104-4151	5,346,666.78	S	17.34%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,381,859.84	S	10.97%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,583,318.17	S	8.38%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,306,169.71	S	7.48%

DWS Short-Term Municipal Bond Fund

Name and Address of Investor	Shares	Class	Percentage
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	734,452.41	A	13.81%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	676,953.52	A	12.73%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	549,471.81	A	10.33%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	513,582.04	A	9.66%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	417,514.86	A	7.85%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	408,559.14	A	7.68%

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	371,789.74	A	6.99%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	365,151.21	A	6.87%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	333,404.76	A	6.27%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	47,327.15	C	37.47%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19,501.53	C	15.44%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,694.85	C	9.26%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,208.49	C	8.08%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	10,069.22	C	7.97%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	9,342.52	C	7.40%

Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	8,180.94	C	6.48%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS 510 MARQUETTE AVE MINNEAPOLIS MN 55402-1110	6,847.75	C	5.42%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,111,539.68	Institutional	32.74%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,621,774.23	Institutional	25.14%

SEI PRIVATE TR CO C/O LEGACY TRUST 1 FREEDOM VALLEY DR OAKS PA 19456-9989	581,029.59	Institutional	9.01%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	461,616.62	Institutional	7.16%

JP MORGAN SECURITIES LLC OMNIBUS FOR THE EXCLUSIVE BENEFIT OF CUST 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	433,210.48	Institutional	6.72%

SAXON & CO PO BOX 94597 CLEVELAND OH 44101-4597	353,174.81	Institutional	5.48%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	405,574.58	S	26.41%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	278,059.41	S	18.11%

FRANCES L GAZZA 73 ISLAND ESTATES PARKWAY PALM COAST FL 32137-2204	205,896.42	S	13.41%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	179,070.38	S	11.66%

DWS Small Cap Core Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	347,661.54	A	8.42%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	316,383.99	A	7.66%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	302,122.01	A	7.31%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	208,408.43	A	5.04%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	37,574.68	C	17.87%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	35,484.63	C	16.87%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	29,088.99	C	13.83%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25,404.21	C	12.08%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	20,383.31	C	9.69%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,407.10	C	6.85%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,254,484.34	Institutional	23.19%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,889,843.20	Institutional	19.44%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,758,387.69	Institutional	18.09%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,202,451.12	Institutional	12.37%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	654,626.45	Institutional	6.73%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	603,309.68	Institutional	6.21%

VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY WINDSOR CT 06095-4773	16,409.41	R6	20.26%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,354.20	R6	18.96%

STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	9,382.55	R6	11.58%

Name and Address of Investor	Shares	Class	Percentage
FIIOC WARCO RETIREMENT PLAN 100 MAGELLAN WAY # XXXX COVINGTON KY 41015-1987	9,295.90	R6	11.48%

MATRIX TR CO AGENT FBO TRP RPS RK FBO 401K ZANE’S INC 401K PL 182 CEDAR ST BRANFORD CT 06405-6011	5,358.62	R6	6.62%

ASCENSUS TRUST COMPANY FBO MID-STATES TRUCK LEASING CO & XXXX PO BOX 10758 FARGO ND 58106-0758	4,909.21	R6	6.06%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	622,642.36	S	20.68%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	222,635.57	S	7.39%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	198,316.61	S	6.59%

DWS Small Cap Growth Fund

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	231,906.10	A	6.61%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	180,947.50	A	5.16%

ASCENSUS TRUST COMPANY FBO COMPANY THEATRE XXXXXX PO BOX 10758 FARGO ND 58106-0758	7,834.57	C	11.32%

Name and Address of Investor	Shares	Class	Percentage
ASCENSUS TRUST COMPANY FBO BLAKE XXXXXX PO BOX 10758 FARGO ND 58106-0758	7,344.56	C	10.61%

ASCENSUS TRUST COMPANY FBO TRUMP ALIOTO TRUMP & PRESCOTT XXXX PO BOX 10758 FARGO ND 58106-0758	6,775.16	C	9.79%

ASCENSUS TRUST COMPANY FBO ROBERT SENN STUDIOS INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	5,900.23	C	8.52%

ASCENSUS TRUST COMPANY FBO W E RYAN COMPANY INC XXXXXX PO BOX 10758 FARGO ND 58106-0758	5,407.59	C	7.81%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	64,936.71	Institutional	39.98%

LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	15,171.06	Institutional	9.34%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13,635.75	Institutional	8.40%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	12,089.54	Institutional	7.44%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	9,357.46	Institutional	5.76%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	9,181.84	Institutional	5.65%

ASCENSUS TR CO FBO LAW FORUM LLC XXXXXXXX PO BOX 10758 FARGO ND 58106-0758	6,832.91	R6	38.42%

Name and Address of Investor	Shares	Class	Percentage
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6,500.98	R6	36.55%

MID ATLANTIC TR CO FBO THOMAS GOVELITZ & NICHOLAS MAR 401 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,545.00	R6	8.69%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,027.99	R6	5.78%

MID ATLANTIC TR CO FBO INTERIOR PRESERVATION INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,025.97	R6	5.77%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	337,557.33	S	7.67%

DWS Strategic High Yield Tax-Free Fund

Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,932,189.53	A	27.25%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,915,941.54	A	13.28%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	1,035,212.60	A	7.17%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,018,065.79	A	7.05%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	898,390.01	A	6.22%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	896,641.54	A	6.21%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	790,153.80	A	5.47%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	113,223.39	C	29.42%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	61,533.60	C	15.99%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	61,489.51	C	15.98%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38,972.15	C	10.13%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	31,018.67	C	8.06%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21,358.42	C	5.55%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	19,453.61	C	5.05%

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,850,027.75	Institutional	30.31%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,391,273.16	Institutional	14.80%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,137,164.35	Institutional	12.09%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	961,459.53	Institutional	10.23%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (XXXXX) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	934,718.06	Institutional	9.94%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,123,619.05	S	18.82%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,862,577.96	S	8.50%

DWS Tax-Exempt Portfolio

Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,320,871.50	DWS TAX-EXEMPT PORT-SERVICE SHARES	100.00%

PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	258,771.07	DWS TAX-EXEMPT CASH PREMIER SHARES	85.53%

Name and Address of Investor	Shares	Class	Percentage
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	43,724.02	DWS TAX-EXEMPT CASH PREMIER SHARES	14.45%

STANLEY J BUSHMAN TTEE STANLEY J BUSHMAN TR 4740 ROANOKE PARKWAY KANSAS CITY MO 64112-1854	4,121,806.97	DWS TAX-EXEMPT MONEY FUND	5.20%

FIDUCIARY TRUST CO INT’L AS AGENT NON COMPENSATION ACCOUNT ATTN CASH SETTLEMENT 280 PARK AVE - 6TH FL NEW YORK NY 10017-1274	29,992,857.00	DWS TAX EX PORT-TAX EX CASH MGD SHARES	95.83%

PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,822,432.33	DWS TAX-EXEMPT PORT-TAX-FREE INV	93.04%

DWS Total Return Bond Fund

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK & TR TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	1,679,224.82	A	11.07%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,185,321.16	A	7.81%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,041,323.18	A	6.86%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	858,534.10	A	5.66%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	25,043.01	C	16.67%

CHERYL C ENCAO 5067 COUNTY ROAD 11 RUSHVILLE NY 14544-9704	15,537.91	C	10.34%

Name and Address of Investor	Shares	Class	Percentage
LAWANNA K WOOD D/B/A SOUTHERN ACCENTS TOO 3275 CREEKSIDE DR PONDER TX 76259-5202	14,458.33	C	9.62%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	10,927.03	C	7.27%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10,330.18	C	6.87%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,211.00	C	6.80%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8,484.52	C	5.65%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	951,521.83	Institutional	34.34%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	590,025.95	Institutional	21.30%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	432,695.08	Institutional	15.62%

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	181,929.68	Institutional	6.57%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	978,851.90	S	9.79%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	522,702.69	S	5.23%

DWS Treasury Portfolio

Name and Address of Investor	Shares	Class	Percentage
JEAN E MOTTER 183 PARK ST ASPERS PA 17304-9600	34,167.06	DWS TREASURY PORTFOLIO- CAPITAL SHARES	74.63%

DIMA INC ATTN NANCY TANZIL & RHEEZA RAMOS CONTROLLING 875 3RD AVE FLOOR 27 MAILSTOP NYC03-2710 NEW YORK NY 10022-6275	11,616.39	DWS TREASURY PORTFOLIO- CAPITAL SHARES	25.37%

STATE STREET BANK AND TRUST CO AS CUSTODIAN FBO USIS CLIENTS ATTN FUND TRADING TEAM PO BOX 5082 BOSTON MA 02206-5082	143,418,573.05	DWS TREASURY PORTFOLIO- INST SHARES	60.58%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	50,852,586.48	DWS TREASURY PORTFOLIO- INST SHARES	21.48%

JENNISON ASSOCIATES LLC PO BOX 533 NEW YORK NY 10163-0533	17,408,078.66	DWS TREASURY PORTFOLIO- INST SHARES	7.35%

PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16,638,394.68	DWS TREASURY PORTFOLIO- INST SHARES	7.03%

FIDUCIARY TRUST CO INT’L AS AGENT ATTN CASH SETTLEMENT 280 PARK AVE - 6TH FL NEW YORK NY 10017-1274	93,076,641.13	DWS TREASURY PORTFOLIO- INVESTMENT CLS	44.17%

FIDUCIARY TRUST CO INT’L AS AGENT NON COMPENSATION ACCOUNT ATTN CASH SETTLEMENT 280 PARK AVE 6TH FL NEW YORK NY 10017-1274	55,824,859.01	DWS TREASURY PORTFOLIO- INVESTMENT CLS	26.49%

PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23,240,783.94	DWS TREASURY PORTFOLIO- INVESTMENT CLS	11.03%

Name and Address of Investor	Shares	Class	Percentage
STATE STREET BANK AND TRUST CO AS CUSTODIAN FBO USIS CLIENTS ATTN FUND TRADING TEAM PO BOX 5082 BOSTON MA 02206-5082	18,057,822.69	DWS TREASURY PORTFOLIO- INVESTMENT CLS	8.57%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	12,354,205.32	DWS TREASURY PORTFOLIO- INVESTMENT CLS	5.86%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	10,039,488.56	DWS U.S. TREASURY MONEY FUND-S	9.13%

STATE STREET BANK & TR TTEE ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	8,944,695.09	DWS U.S. TREASURY MONEY FUND-S	8.14%

DWS Equity 500 Index Portfolio:

As of September 6, 2024, DWS Equity 500 Index Fund and DWS S&P 500 Index Fund, each a series of Deutsche DWS Institutional Funds (each a “Feeder Fund” and together, the “Feeder Funds”), owned approximately 22% and 78%, respectively, of the value of the outstanding interests in the Portfolio. Because each Feeder Fund owns more than 25% of the outstanding interests in the Portfolio, it could be deemed to control the Portfolio, which means it may take actions without the approval of other investors in the Portfolio. Deutsche DWS Institutional Funds is a Massachusetts business trust with principal executive offices at 875 Third Avenue, New York, NY 10022.

Government Cash Management Portfolio:

As of September 6, 2024, DWS Government Money Market Series, a series of Deutsche DWS Money Market Trust, owned approximately 99% of the value of the outstanding interests in the Portfolio, and Government Money Market ProFund, a series of ProFunds, owned approximately 1% of the value of the outstanding interests in the Portfolio (each of the foregoing series, a “Feeder Fund” and collectively, the “Feeder Funds”). At the level of ownership indicated, DWS Government Money Market Series would be able to determine the outcome of most issues that are submitted to investors to vote upon. Deutsche DWS Money Market Trust is a Massachusetts business trust with principal executive offices at 875 Third Avenue, New York, NY 10022. ProFunds is a Delaware statutory trust with principal executive offices at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.

APPENDIX F

FEES BILLED BY AUDITOR FOR PAST TWO FISCAL YEARS

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS California Tax-Free Income Fund (8/31)
2023	$49,811	$0	$0	$7,629	$539,907	$0	$0
2024	$52,206	$0	$0	$7,629	$0	$0	$0
DWS Capital Growth Fund (9/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS Central Cash Management Government Fund (3/31)
2023	$28,911	$0	$0	$7,880	$183,212	$0	$0
2024	$28,911	$0	$0	$5,969	$389,143	$0	$0
DWS Communications Fund (12/31)
2022	$46,486	$0	$0	$7,880	$148,212	$0	$0
2023	$46,486	$0	$0	$5,969	$424,143	$0	$0
DWS Core Equity Fund (9/30)
2022	$51,236	$0	$0	$8,989	$32,448	$0	$0
2023	$51,236	$0	$0	$7,629	$539,907	$0	$0
DWS CROCI® Equity Dividend Fund (11/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS CROCI® International Fund (8/31)
2023	$58,361	$0	$0	$7,629	$539,907	$0	$0
2024	$61,312	$0	$0	$7,629	$0	$0	$0
DWS CROCI® U.S. Fund (9/30)
2022	$51,236	$0	$0	$7,880	$32,448	$0	$0
2023	$51,236	$0	$0	$5,969	$539,907	$0	$0
DWS Emerging Markets Equity Fund (10/31)
2022	$59,311	$0	$0	$7,879	$32,448	$0	$0
2023	$59,311	$0	$0	$5,969	$539,907	$0	$0
DWS Emerging Markets Fixed Income Fund (10/31)
2022	$62,636	$0	$0	$7,879	$32,448	$0	$0
2023	$62,636	$0	$0	$5,969	$539,907	$0	$0
DWS Enhanced Commodity Strategy Fund (6/30)
2023	$59,014	$0	$0	$10,366	$572,355	$0	$0
2024	$59,014	$0	$0	$8,948	$0	$0	$0
DWS Equity 500 Index Fund (12/31)
2022	$28,029	$0	$0	$10,366	$148,212	$0	$0
2023	$28,029	$0	$0	$8,948	$424,143	$0	$0
DWS Equity Sector Strategy Fund (8/31)
2023	$46,180	$0	$0	$8,948	$539,907	$0	$0
2024	$48,466	$0	$0	$8,948	$0	$0	$0
DWS ESG Core Equity Fund (11/30)
2022	$31,761	$0	$0	$7,880	$32,448	$0	$0
2023	$31,761	$0	$0	$5,969	$539,907	$0	$0

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS ESG International Core Equity Fund (8/31)
2023	$63,111	$0	$0	$5,969	$539,907	$0	$0
2024	$65,905	$0	$0	$5,969	$0	$0	$0
DWS Floating Rate Fund (5/31)
2023	$66,436	$0	$0	$7,880	$572,355	$0	$0
2024	$66,436	$0	$0	$7,629	$0	$0	$0
DWS Global High Income Fund (10/31)
2022	$97,311	$0	$0	$7,879	$32,448	$0	$0
2023	$97,311	$0	$0	$5,969	$539,907	$0	$0
DWS Global Income Builder Fund (10/31)
2022	$85,545	$0	$0	$10,365	$32,448	$0	$0
2023	$85,545	$0	$0	$8,948	$539,907	$0	$0
DWS Global Macro Fund (10/31)
2022	$58,361	$0	$0	$7,879	$32,448	$0	$0
2023	$58,361	$0	$0	$7,629	$539,907	$0	$0
DWS Global Small Cap Fund (10/31)
2022	$39,361	$0	$0	$8,988	$32,448	$0	$0
2023	$39,361	$0	$0	$7,629	$539,907	$0	$0
DWS GNMA Fund (9/30)
2022	$27,011	$0	$0	$7,880	$32,448	$0	$0
2023	$27,011	$0	$0	$8,948	$539,907	$0	$0
DWS Government & Agency Securities Portfolio (4/30)
2023	$27,011	$0	$0	$5,969	$572,355	$0	$0
2024	$27,011	$0	$0	$5,969	$0	$0	$0
DWS Government Money Market Series (12/31)
2022	$22,104	$0	$0	$8,989	$148,212	$0	$0
2023	$22,104	$0	$0	$7,629	$424,143	$0	$0
DWS Health and Wellness Fund (5/31)
2023	$44,111	$0	$0	$7,880	$572,355	$0	$0
2024	$44,111	$0	$0	$5,969	$0	$0	$0
DWS High Income Fund (9/30)
2022	$84,071	$0	$0	$7,880	$32,448	$0	$0
2023	$84,071	$0	$0	$5,969	$539,907	$0	$0
DWS Intermediate Tax-Free Fund (5/31)
2023	$40,311	$0	$0	$7,880	$572,355	$0	$0
2024	$40,311	$0	$0	$7,629	$0	$0	$0
DWS International Growth Fund (8/31)
2023	$60,736	$0	$0	$5,969	$539,907	$0	$0
2024	$62,859	$0	$0	$5,969	$0	$0	$0
DWS Large Cap Focus Growth Fund (7/31)
2023	$51,236	$0	$0	$7,880	$539,907	$0	$0
2024	$53,674	$0	$0	$5,959	$0	$0	$0
DWS Latin America Equity Fund (10/31)
2022	$59,311	$0	$0	$7,879	$32,448	$0	$0
2023	$59,311	$0	$0	$5,969	$539,907	$0	$0

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS Managed Municipal Bond Fund (5/31)
2023	$53,136	$0	$0	$7,880	$572,355	$0	$0
2024	$53,136	$0	$0	$7,629	$0	$0	$0
DWS Massachusetts Tax-Free Fund (3/31)
2023	$53,136	$0	$0	$7,880	$183,212	$0	$0
2024	$53,136	$0	$0	$7,629	$389,143	$0	$0
DWS Money Market Prime Series (7/31)
2023	$29,861	$0	$0	$7,880	$539,907	$0	$0
2024	$31,657	$0	$0	$5,969	$0	$0	$0
DWS Multi-Asset Conservative Allocation Fund (8/31)
2023	$46,845	$0	$0	$7,629	$539,907	$0	$0
2024	$48,851	$0	$0	$7,629	$0	$0	$0
DWS Multi-Asset Moderate Allocation Fund (8/31)
2023	$46,180	$0	$0	$7,629	$539,907	$0	$0
2024	$48,166	$0	$0	$7,629	$0	$0	$0
DWS New York Tax-Free Income Fund (8/31)
2023	$47,911	$0	$0	$7,629	$539,907	$0	$0
2024	$50,249	$0	$0	$7,629	$0	$0	$0
DWS RREEF Global Infrastructure Fund (12/31)
2022	$46,486	$0	$0	$8,989	$148,212	$0	$0
2023	$46,486	$0	$0	$8,948	$424,143	$0	$0
DWS RREEF Global Real Estate Securities Fund (12/31)
2022	$60,261	$0	$0	$10,366	$148,212	$0	$0
2023	$60,261	$0	$0	$8,948	$424,143	$0	$0
DWS RREEF Real Assets Fund (3/31)
2023	$46,486	$0	$0	$10,366	$183,212	$0	$0
2024	$46,486	$0	$0	$8,948	$389,143	$0	$0
DWS RREEF Real Estate Securities Fund (12/31)
2022	$60,261	$0	$0	$7,880	$148,212	$0	$0
2023	$60,261	$0	$0	$5,969	$424,143	$0	$0
DWS S&P 500 Index Fund (12/31)
2022	$31,531	$0	$0	$10,366	$148,212	$0	$0
2023	$31,531	$0	$0	$8,948	$424,143	$0	$0
DWS Science and Technology Fund (10/31)
2022	$35,561	$0	$0	$8,988	$32,448	$0	$0
2023	$35,561	$0	$0	$7,629	$539,907	$0	$0
DWS Short Duration Fund (9/30)
2022	$39,361	$0	$0	$7,880	$32,448	$0	$0
2023	$39,361	$0	$0	$7,629	$539,907	$0	$0
DWS Short-Term Municipal Bond Fund (10/31)
2022	$37,936	$0	$0	$7,879	$32,448	$0	$0
2023	$37,936	$0	$0	$5,969	$539,907	$0	$0

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS Small Cap Core Fund (9/30)
2022	$38,411	$0	$0	$7,880	$32,448	$0	$0
2023	$38,411	$0	$0	$5,969	$539,907	$0	$0
DWS Small Cap Growth Fund (9/30)
2022	$36,511	$0	$0	$7,880	$32,448	$0	$0
2023	$36,511	$0	$0	$5,969	$539,907	$0	$0
DWS Strategic High Yield Tax-Free Fund (5/31)
2023	$53,136	$0	$0	$7,880	$572,355	$0	$0
2024	$53,136	$0	$0	$7,629	$0	$0	$0
DWS Tax-Exempt Portfolio (4/30)
2023	$28,911	$0	$0	$5,969	$572,355	$0	$0
2024	$28,911	$0	$0	$5,969	$0	$0	$0
DWS Total Return Bond Fund (1/31)
2023	$97,311	$0	$0	$8,988	$183,212	$0	$0
2024	$97,311	$0	$0	$8,948	$389,143	$0	$0
DWS Treasury Portfolio (3/31)
2023	$28,911	$0	$0	$7,880	$183,212	$0	$0
2024	$28,911	$0	$0	$5,969	$389,143	$0	$0
Government Cash Management Portfolio (12/31)
2022	$28,911	$0	$0	$7,324	$148,212	$0	$0
2023	$28,911	$0	$0	$7,629	$424,143	$0	$0
Deutsche DWS Equity 500 Index Portfolio (12/31)
2022	$39,361	$0	$0	$8,700	$148,212	$0	$0
2023	$39,361	$0	$0	$8,948	$424,143	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services. The following table shows the amount of fees that EY billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating EY’s independence.

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS California Tax-Free Income Fund (8/31)
2023	$7,629	$539,907	$0	$547,536
2024	$7,629	$0	$0	$7,629
DWS Capital Growth Fund (9/30)
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS Central Cash Management Government Fund (3/31)
2023	$7,880	$183,212	$0	$191,092
2024	$5,969	$389,143	$0	$395,112
DWS Communications Fund (12/31)
2022	$7,880	$148,212	$0	$156,092
2023	$5,969	$424,143	$0	$430,112
DWS Core Equity Fund (9/30)
2022	$8,989	$32,448	$0	$41,437
2023	$7,629	$539,907	$0	$547,536
DWS CROCI® Equity Dividend Fund (11/30)
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS CROCI® International Fund (8/31)
2023	$7,629	$539,907	$0	$547,536
2024	$7,629	$0	$0	$7,629
DWS CROCI® U.S. Fund (9/30)
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS Emerging Markets Equity Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$5,969	$539,907	$0	$545,876
DWS Emerging Markets Fixed Income Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$5,969	$539,907	$0	$545,876
DWS Enhanced Commodity Strategy Fund (6/30)
2023	$10,366	$572,355	$0	$582,721
2024	$8,948	$0	$0	$8,948
DWS Equity 500 Index Fund (12/31)
2022	$10,366	$148,212	$0	$158,578
2023	$8,948	$424,143	$0	$433,091

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Equity Sector Strategy Fund (8/31)
2023	$8,948	$539,907	$0	$548,855
2024	$8,948	$0	$0	$8,948
DWS ESG Core Equity Fund (11/30)			$0
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS ESG International Core Equity Fund (8/31)
2023	$5,969	$539,907	$0	$545,876
2024	$5,969	$0	$0	$5,969
DWS Floating Rate Fund (5/31)
2023	$7,880	$572,355	$0	$580,235
2024	$7,629	$0	$0	$7,629
DWS Global High Income Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$5,969	$539,907	$0	$545,876
DWS Global Income Builder Fund (10/31)
2022	$10,365	$32,448	$0	$42,813
2023	$8,948	$539,907	$0	$548,855
DWS Global Macro Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$7,629	$539,907	$0	$547,536
DWS Global Small Cap Fund (10/31)
2022	$8,988	$32,448	$0	$41,436
2023	$7,629	$539,907	$0	$547,536
DWS GNMA Fund (9/30)			$0
2022	$7,880	$32,448	$0	$40,328
2023	$8,948	$539,907	$0	$548,855
DWS Government & Agency Securities Portfolio (4/30)
2023	$5,969	$572,355	$0	$578,324
2024	$5,969	$0	$0	$5,969
DWS Government Money Market Series (12/31)
2022	$8,989	$148,212	$0	$157,201
2023	$7,629	$424,143	$0	$431,772
DWS Health and Wellness Fund (5/31)
2023	$7,880	$572,355	$0	$580,235
2024	$5,969	$0	$0	$5,969
DWS High Income Fund (9/30)
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS Intermediate Tax-Free Fund (5/31)
2023	$7,880	$572,355	$0	$580,235
2024	$7,629	$0	$0	$7,629
DWS International Growth Fund (8/31)
2023	$5,969	$539,907	$0	$545,876
2024	$5,969	$0	$0	$5,969

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Large Cap Focus Growth Fund (7/31)
2023	$7,880	$539,907	$0	$547,787
2024	$5,959	$0	$0	$5,959
DWS Latin America Equity Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$5,969	$539,907	$0	$545,876
DWS Managed Municipal Bond Fund (5/31)
2023	$7,880	$572,355	$0	$580,235
2024	$7,629	$0	$0	$7,629
DWS Massachusetts Tax-Free Fund (3/31)
2023	$7,880	$183,212	$0	$191,092
2024	$7,629	$389,143	$0	$396,772
DWS Money Market Prime Series (7/31)			$0
2023	$7,880	$539,907	$0	$547,787
2024	$5,969	$0	$0	$5,969
DWS Multi-Asset Conservative Allocation Fund (8/31)
2023	$7,629	$539,907	$0	$547,536
2024	$7,629	$0	$0	$7,629
DWS Multi-Asset Moderate Allocation Fund (8/31)
2023	$7,629	$539,907	$0	$547,536
2024	$7,629	$0	$0	$7,629
DWS New York Tax-Free Income Fund (8/31)
2023	$7,629	$539,907	$0	$547,536
2024	$7,629	$0	$0	$7,629
DWS RREEF Global Infrastructure Fund (12/31)
2022	$8,989	$148,212	$0	$157,201
2023	$8,948	$424,143	$0	$433,091
DWS RREEF Global Real Estate Securities Fund (12/31)
2022	$10,366	$148,212	$0	$158,578
2023	$8,948	$424,143	$0	$433,091
DWS RREEF Real Assets Fund (3/31)
2023	$10,366	$183,212	$0	$193,578
2024	$8,948	$389,143	$0	$398,091
DWS RREEF Real Estate Securities Fund (12/31)
2022	$7,880	$148,212	$0	$156,092
2023	$5,969	$424,143	$0	$430,112
DWS S&P 500 Index Fund (12/31)
2022	$10,366	$148,212	$0	$158,578
2023	$8,948	$424,143	$0	$433,091
DWS Science and Technology Fund (10/31)
2022	$8,988	$32,448	$0	$41,436
2023	$7,629	$539,907	$0	$547,536

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Short Duration Fund (9/30)
2022	$7,880	$32,448	$0	$40,328
2023	$7,629	$539,907	$0	$547,536
DWS Short-Term Municipal Bond Fund (10/31)
2022	$7,879	$32,448	$0	$40,327
2023	$5,969	$539,907	$0	$545,876
DWS Small Cap Core Fund (9/30)			$0
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS Small Cap Growth Fund (9/30)
2022	$7,880	$32,448	$0	$40,328
2023	$5,969	$539,907	$0	$545,876
DWS Strategic High Yield Tax-Free Fund (5/31)
2023	$7,880	$572,355	$0	$580,235
2024	$7,629	$0	$0	$7,629
DWS Tax-Exempt Portfolio (4/30)
2023	$5,969	$572,355	$0	$578,324
2024	$5,969	$0	$0	$5,969
DWS Total Return Bond Fund (1/31)
2023	$8,988	$183,212	$0	$192,200
2024	$8,948	$389,143	$0	$398,091
DWS Treasury Portfolio (3/31)
2023	$7,880	$183,212	$0	$191,092
2024	$5,969	$389,143	$0	$395,112
Deutsche DWS Equity 500 Index Portfolio (12/31)
2022	$8,700	$148,212	$0	$156,912
2023	$8,948	$424,143	$0	$433,901
Government Cash Management Portfolio (12/31)
2022	$7,324	$148,212	$0	$155,536
2023	$7,629	$424,143	$0	$431,772

APPENDIX G

ALLOCATION OF PROXY COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the proxy card(s), proxy statement or notice of internet availability of proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or electronic communications (all such costs are referred to as the “Proxy Costs”). The estimated amount borne by each Fund was calculated based on average net assets for each Fund, using August 7, 2024 net assets.

FUND	ESTIMATED ALLOCATED COSTS
DWS California Tax-Free Income Fund	$18,598.23
DWS Capital Growth Fund	$107,874.30
DWS Communications Fund	$5,187.90
DWS Core Equity Fund	$229,378.84
DWS CROCI® Equity Dividend Fund	$46,753.54
DWS CROCI® International Fund	$21,636.97
DWS CROCI® U.S. Fund	$35,119.98
DWS Emerging Markets Equity Fund	$3,523.53
DWS Emerging Markets Fixed Income Fund	$2,742.73
DWS Enhanced Commodity Strategy Fund	$49,951.66
DWS Equity 500 Index Fund	$19,751.39
DWS Equity Sector Strategy Fund	$4,281.76
DWS ESG Core Equity Fund	$12,257.15
DWS ESG International Core Equity Fund	$382.99
DWS Floating Rate Fund	$6,794.76
DWS Global High Income Fund	$16,964.10
DWS Global Income Builder Fund	$31,752.55
DWS Global Macro Fund	$10,349.43
DWS Global Small Cap Fund	$8,542.88
DWS GNMA Fund	$41,243.35
DWS Government & Agency Securities Portfolio	$219,330.91
DWS Government Money Market Series Institutional	$1,913,561.30
DWS Health & Wellness Fund	$15,564.60
DWS High Income Fund	$27,779.81
DWS Intermediate Tax-Free Fund	$40,429.25
DWS International Growth Fund	$23,503.19
DWS Large Cap Focus Growth Fund	$17,566.98
DWS Latin America Equity Fund	$14,732.97
DWS Managed Municipal Bond Fund	$107,953.10
DWS Massachusetts Tax-Free Fund	$12,313.83
DWS Money Market Prime Series	$31,145.56
DWS Multi-Asset Conservative Allocation Fund	$3,351.13
DWS Multi-Asset Moderate Allocation Fund	$1,108.20
DWS New York Tax-Free Income Fund	$10,847.62
DWS RREEF Global Infrastructure Fund	$44,881.87
DWS RREEF Global Real Estate Securities Fund	$9,298.28
DWS RREEF Real Assets Fund	$223,696.85
DWS RREEF Real Estate Securities Fund	$61,369.05
DWS S&P 500 Index Fund	$67,564.42
DWS Science and Technology Fund	$85,112.43

G-1

FUND	ESTIMATED ALLOCATED COSTS
DWS Short Duration Fund	$61,034.60
DWS Short Term Municipal Bond Fund	$7,058.07
DWS Small Cap Core Fund	$42,953.48
DWS Small Cap Growth Fund	$14,601.25
DWS Strategic High Yield Tax-Free Fund	$27,374.35
DWS Tax-Exempt Portfolio	$8,305.20
DWS Total Return Bond Fund	$15,623.80
DWS Treasury Portfolio	$38,624.66

G-2

APPENDIX H

DWS FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(EFFECTIVE NOVEMBER 30, 2018)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.	COMPOSITION

The Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

III.	MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A.	Board Nominations

1.	Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

2.	Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

3.

Evaluate candidates recommended for membership on the Board. The Committee may consider recommendations for candidates from any source, including but not limited to shareholders and other directors. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

B.	Committee Nominations and Functions

1.	Review at least annually the charters of committees of the Board.

2.	Recommend individuals for membership on all committees and review committee assignments at least annually.

3.	Recommend individuals for Chair and Vice Chair (if any) of all committees.

C.	Officers Nominations and Functions

Recommend individuals for election as officers of the Funds.

[1]	To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

H-1

D.	Board Operations

1.	Review matters related to the compensation of board members.

2.	Review matters related to the Funds’ Code of Ethics and potential conflicts of interests.

3.	Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

4.	Review at least annually the effectiveness of board and committee operations.

E.	Proxy Voting

1.	At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments and the implementation of such policies and procedures.

2.

Review quarterly reports regarding the voting of proxies for Fund portfolio investments where DWS Investment Management Americas, Inc. has a potential conflict of interest with respect to the proxy vote.

F.	Engagement of Counsel

Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

G.	Frequency of Reviews

Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

H.	Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.

The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

5.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

H-2

PROXY-STATE-DWS

PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THEINTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope FUNDS DWS Government & Agency Securities Portfolio DWS Multi-Asset Conservative Allocation Fund DWS ESG International Core Equity Fund DWS RREEF Global Infrastructure Fund DWS High Income Fund DWS S&P 500 Index Fund DWS Global Macro Fund DWS Core Equity Fund DWS Large Cap Focus Growth Fund FUNDS DWS Tax-Exempt Portfolio DWS Multi-Asset Moderate Allocation Fund DWS Global Small Cap Fund DWS Global High Income Fund DWS Short Duration Fund DWS CROCI® International Fund DWS Latin America Equity Fund DWS CROCI® U.S. Fund DWS Small Cap Core Fund FUNDS DWS Equity Sector Strategy Fund DWS Emerging Markets Fixed Income Fund DWS International Growth Fund DWS GNMA Fund DWS Equity 500 Index Fund DWS Emerging Markets Equity Fund DWS Capital Growth Fund DWS ESG Core Equity Fund DWS Small Cap Growth Fund PROXY DWS FUNDS JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024 This proxy is solicited by and on behalf of the Board of Trustees/Directors of the DWS funds. The undersigned shareholder of each DWS Fund listed above, hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Joint Special Meetings of the Shareholders of the Funds to be held at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, on November 21, 2024 at 12:00 p.m. Eastern time (the “Meeting”), to vote all shares of the Fund(s) that the undersigned is entitled in any capacity to vote at the Meeting, and at any and all adjournment(s) or postponement(s) thereof. DWS S&P 500 Index Fund and DWS Equity 500 Index Fund are feeder funds in a master-feeder arrangement and seek to achieve their investment objectives by investing substantially all of their assets in a “master portfolio,” Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”). Each Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the applicable Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. DWS Government Money Market Series is a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Government Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the applicable Proposals. Receipt of the Notice of Joint Special Meetings of Shareholders and the related Joint Proxy Statement is hereby acknowledged. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 DWS_34138_091624 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE xxxxxxxxxxxxxx code DO NOT TEAR

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS. 1. Election of Board Members. 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 5. Rebecca W. Rimel 06. Catherine Schrand To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS Global High Income Fund 02 DWS ESG Core Equity Fund 03 DWS Small Cap Growth Fund 3. Approval of a Change in the Diversification Policy from diversified to non-diversified. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS Capital Growth Fund 02 DWS Large Cap Focus Growth Fund 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. Not applicable to your fund(s) 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. Not applicable to your fund(s) Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2024. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/dws-34138 Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DWS1 34138 xxxxxxxx

DWS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope FUNDS DWS CROCI® Equity Dividend Fund DWS Money Market Prime Series DWS Short-Term Municipal Bond Fund DWS Total Return Bond Fund DWS Health and Wellness Fund DWS Science and Technology Fund DWS New York Tax-Free Income Fund DWS Central Cash Management Government Fund FUNDS DWS Global Income Builder Fund DWS Government Money Market Series DWS Strategic High Yield Tax-Free Fund DWS Communications Fund DWS RREEF Global Real Estate Securities Fund DWS California Tax-Free Income Fund DWS Intermediate Tax-Free Fund Deutsche DWS Equity 500 Index Portfolio FUNDS DWS RREEF Real Assets Fund DWS Managed Municipal Bond Fund DWS Floating Rate Fund DWS Enhanced Commodity Strategy Fund DWS RREEF Real Estate Securities Fund DWS Massachusetts Tax-Free Fund DWS Treasury Portfolio Government Cash Management Portfolio PROXY DWS FUNDS JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024 This proxy is solicited by and on behalf of the Board of Trustees/Directors of the DWS funds. The undersigned shareholder of each DWS Fund listed above, hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Joint Special Meetings of the Shareholders of the Funds to be held at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, on November 21, 2024 at 12:00 p.m. Eastern time (the “Meeting”), to vote all shares of the Fund(s) that the undersigned is entitled in any capacity to vote at the Meeting, and at any and all adjournment(s) or postponement(s) thereof. DWS S&P 500 Index Fund and DWS Equity 500 Index Fund are feeder funds in a master-feeder arrangement and seek to achieve their investment objectives by investing substantially all of their assets in a “master portfolio,” Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”). Each Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the applicable Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. DWS Government Money Market Series is a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Government Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the applicable Proposals. Receipt of the Notice of Joint Special Meetings of Shareholders and the related Joint Proxy Statement is hereby acknowledged. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 DWS_34138_091624 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE xxxxxxxxxxxxxx code DO NOT TEAR

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS. 1. Election of Board Members. 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 05. Rebecca W. Rimel 06. Catherine Schrand To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS CROCI® Equity Dividend Fund 02 DWS Short-Term Municipal Bond Fund 03 DWS Enhanced Commodity Strategy Fund 04 DWS RREEF Global Real Estate Securities Fund 3. Approval of a Change in the Diversification Policy from diversified to non-diversified. Not applicable to your fund(s) 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. FOR AGAINST ABSTAIN DWS Communications Fund 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. FOR AGAINST ABSTAIN DWS Money Market Prime Series Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2024. The Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/dws-34138 Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DWS1 34138 xxxxxxxx

DWS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope FUNDS FUNDS FUNDS DWS Government & Agency Securities Portfolio DWS Tax-Exempt Portfolio DWS Equity Sector Strategy Fund DWS Multi-Asset Conservative Allocation Fund DWS Multi-Asset Moderate Allocation Fund DWS Emerging Markets Fixed Income Fund DWS ESG International Core Equity Fund DWS Global Small Cap Fund DWS International Growth Fund DWS RREEF Global Infrastructure Fund DWS Global High Income Fund DWS GNMA Fund DWS High Income Fund DWS Short Duration Fund DWS Equity 500 Index Fund DWS S&P 500 Index Fund DWS CROCI® International Fund DWS Emerging Markets Equity Fund DWS Global Macro Fund DWS Latin America Equity Fund DWS Capital Growth Fund DWS Core Equity Fund DWS CROCI® U.S. Fund DWS ESG Core Equity Fund DWS Large Cap Focus Growth Fund DWS Small Cap Core Fund DWS Small Cap Growth Fund VOTING INSTRUCTION CARD DWS FUNDS JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024 [Insurance Company Name Drop-In] This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in DWS Funds, and who are entitled to instruct the company on how to vote shares held by the separate account. This Voting Instruction Card revokes all prior Voting Instruction Cards given by the undersigned. The undersigned contract holder or contract participant instructs the Company to vote, at the Joint Special Meetings of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meetings and related Joint Proxy Statement. DWS S&P 500 Index Fund and DWS Equity 500 Index Fund are feeder funds in a master-feeder arrangement and seek to achieve their investment objectives by investing substantially all of their assets in a “master portfolio,” Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”). Each Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the applicable Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. DWS Government Money Market Series is a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Government Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. For all properly executed Voting Instruction Cards, the Company will vote all shares of the Fund(s) attributable to your account as directed. If you sign but do not make instructions on the reverse, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund(s) actually received from contract participants and contract holders in the separate account. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 DWS_34138_091624_VI THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE xxxxxxxxxxxxxx code DO NOT TEAR

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS. 1. Election of Board Members. 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 05. Rebecca W. Rimel 06. Catherine Schrand To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS Global High Income Fund 02 DWS ESG Core Equity Fund 03 DWS Small Cap Growth Fund 3. Approval of a Change in the Diversification Policy from diversified to non-diversified. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS Capital Growth Fund 02 DWS Large Cap Focus Growth Fund 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. Not applicable to your fund(s) 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. Not applicable to your fund(s) Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2024. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/dws-34138 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DWS2 34138 xxxxxxxx

DWS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope DO NOT TEAR FUNDS FUNDS FUNDS DWS CROCI® Equity Dividend Fund DWS Global Income Builder Fund DWS RREEF Real Assets Fund DWS Money Market Prime Series DWS Government Money Market Series DWS Managed Municipal Bond Fund DWS Short-Term Municipal Bond Fund DWS Strategic High Yield Tax-Free Fund DWS Floating Rate Fund DWS Total Return Bond Fund DWS Communications Fund DWS Enhanced Commodity Strategy Fund DWS Health and Wellness Fund DWS RREEF Global Real Estate Securities Fund DWS RREEF Real Estate Securities Fund DWS Science and Technology Fund DWS California Tax-Free Income Fund DWS Massachusetts Tax-Free Fund DWS New York Tax-Free Income Fund DWS Intermediate Tax-Free Fund DWS Treasury Portfolio DWS Central Cash Management Government Fund Deutsche DWS Equity 500 Index Portfolio Government Cash Management Portfolio VOTING INSTRUCTION CARD DWS FUNDS JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024 [Insurance Company Name Drop-In] This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in DWS Funds, and who are entitled to instruct the company on how to vote shares held by the separate account. This Voting Instruction Card revokes all prior Voting Instruction Cards given by the undersigned. The undersigned contract holder or contract participant instructs the Company to vote, at the Joint Special Meetings of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meetings and related Joint Proxy Statement. DWS S&P 500 Index Fund and DWS Equity 500 Index Fund are feeder funds in a master-feeder arrangement and seek to achieve their investment objectives by investing substantially all of their assets in a “master portfolio,” Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”). Each Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the applicable Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. DWS Government Money Market Series is a feeder fund in a master-feeder arrangement and seeks to achieve its investment objective by investing substantially all of its assets in a “master portfolio,” Government Cash Management Portfolio (the “Portfolio”). The Fund must vote its Portfolio interests in accordance with the voting instructions received from the Fund’s shareholders. The undersigned shareholder’s vote with respect to the Fund will also constitute instructions for the Fund to vote in the same manner on the proposal for the Portfolio. For all properly executed Voting Instruction Cards, the Company will vote all shares of the Fund(s) attributable to your account as directed. If you sign but do not make instructions on the reverse, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund(s) actually received from contract participants and contract holders in the separate account. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 DWS_34138_091624_VI THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE xxxxxxxxxxxxxx code

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS. 1. Election of Board Members. 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 05. Rebecca W. Rimel 06. Catherine Schrand FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 DWS CROCI® Equity Dividend Fund 02 DWS Short-Term Municipal Bond Fund 03 DWS Enhanced Commodity Strategy Fund 04 DWS RREEF Global Real Estate Securities Fd 3. Approval of a Change in the Diversification Policy from diversified to non-diversified. Not applicable to your fund(s) 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. FOR AGAINST ABSTAIN DWS Communications Fund 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. FOR AGAINST ABSTAIN DWS Money Market Prime Series Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2024. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/dws-34138 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DWS2 34138 xxxxxxxx

PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT C ONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. The Secretary of the DWS Funds provides the following notice to shareholders: The Joint Special Meetings of Shareholders of DWS Funds will be held on November 21, 2024, at 12:00 p.m., (Eastern Standard Time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”). As a shareholder, it is important for you to vote! On the back of this Notice (as defined below), you will find a summary of the proposals being voted on at the Joint Special Meetings. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials (as defined below) that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The Proxy Materials also include instructions on how to vote your shares. The Proxy Materials, which include The Joint Proxy Statement, the accompanying Notice of Joint Special Meetings of Shareholders and the Proxy Card, are available at: https://www.proxy-direct.com/dws-34138 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 11, 2024, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/dws-34138 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the Proxy Materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Materials and your fund’s most recent annual report with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you . Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Joint Shareholder Meetings and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 11, 2024, TO FACILITATE TIMELY DELIVERY. DWS_34138_NA_091624

FUNDS DWS Government & Agency Securities Portfolio DWS Multi-Asset Conservative Allocation Fund DWS ESG International Core Equity Fund DWS RREEF Global Infrastructure Fund DWS High Income Fund DWS S&P 500 Index Fund DWS Global Macro Fund DWS Core Equity Fund DWS Large Cap Focus Growth Fund FUNDS DWS Tax-Exempt Portfolio DWS Multi-Asset Moderate Allocation Fund DWS Global Small Cap Fund DWS Global High Income Fund DWS Short Duration Fund DWS CROCI® International Fund DWS Latin America Equity Fund DWS CROCI® U.S. Fund DWS Small Cap Core Fund FUNDS DWS Equity Sector Strategy Fund DWS Emerging Markets Fixed Income Fund DWS International Growth Fund DWS GNMA Fund DWS Equity 500 Index Fund DWS Emerging Markets Equity Fund DWS Capital Growth Fund DWS ESG Core Equity Fund DWS Small Cap Growth Fund The following matters will be considered at the Meeting as applicable to a Fund: 1. Election of Board Members. 01. Jennifer S. Conrad02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry05. Rebecca W. Rimel 06. Catherine Schrand 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. 3.Approval of a Change in the Diversification Policy from diversified to non-diversified. 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS If you wish to attend the Joint Special Meetings, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Meetings. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement? Your Fund(s) has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2007. Notice and Access allows mutual funds and public companies to furnish proxy materials to shareholders over the Internet by providing shareholders with a notice indicating how to access the proxy materials online, as well as instructions on how shareholders can request a full set of printed proxy materials via mail. As a shareholder, you can select the means by which you access the Proxy Materials. You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for this Meeting and all future shareholder meetings, or you can make that choice on a case by case basis. How do I access the Proxy Materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope. If I request printed Proxy Materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DWS_34138_NA_091624

DWS PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Joint Special Meetings Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the DWS FUNDS Joint Special Meetings of Shareholders to Be Held on November 21, 2024. The Secretary of the DWS Funds provides the following notice to shareholders: The Joint Special Meetings of Shareholders of DWS Funds will be held on November 21, 2024, at 12:00 p.m., (Eastern Standard Time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”). As a shareholder, it is important for you to vote! On the back of this Notice (as defined below), you will find a summary of the proposals being voted on at the Joint Special Meetings. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials (as defined below) that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The Proxy Materials also include instructions on how to vote your shares. The Proxy Materials, which include The Joint Proxy Statement, the accompanying Notice of Joint Special Meetings of Shareholders and the Proxy Card, are available at: https://www.proxy-direct.com/dws-34138 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 11, 2024, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/dws-34138 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the Proxy Materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Materials and your fund’s most recent annual report with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Joint Shareholder Meetings and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 11, 2024, TO FACILITATE TIMELY DELIVERY. DWS_34138_NA_091624

FUNDS FUNDS FUNDS DWS CROCI® Equity Dividend Fund DWS Global Income Builder Fund DWS RREEF Real Assets Fund DWS Money Market Prime Series DWS Government Money Market Series DWS Managed Municipal Bond Fund DWS Short-Term Municipal Bond Fund DWS Strategic High Yield Tax-Free Fund DWS Floating Rate Fund DWS Total Return Bond Fund DWS Communications Fund DWS Enhanced Commodity Strategy Fund DWS Health and Wellness Fund DWS RREEF Global Real Estate Securities Fund DWS RREEF Real Estate Securities Fund DWS Science and Technology Fund DWS California Tax-Free Income Fund DWS Massachusetts Tax-Free Fund DWS New York Tax-Free Income Fund DWS Intermediate Tax-Free Fund DWS Treasury Portfolio DWS Central Cash Management Government Fund Deutsche DWS Equity 500 Index Portfolio Government Cash Management Portfolio The following matters will be considered at the Meeting as applicable to a Fund: 1. Election of Board Members. 01. Jennifer S. Conrad 02. Mary Schmid Daugherty 03. Keith R. Fox 04. Chad D. Perry 05. Rebecca W. Rimel 06. Catherine Schrand 2. Approval of a Sub-Advisor Approval Policy that would permit the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts. 3. Approval of a Change in the Diversification Policy from diversified to non-diversified. 4. Approval of Modification of a Fundamental Investment Policy to now state that the fund will concentrate its investments in industries in each of the information technology and communication services sectors. 5. Approval of Modification of a Fundamental Investment Policy to now state that the fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank. THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS If you wish to attend the Joint Special Meetings, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Meetings. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement? Your Fund(s) has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2007. Notice and Access allows mutual funds and public companies to furnish proxy materials to shareholders over the Internet by providing shareholders with a notice indicating how to access the proxy materials online, as well as instructions on how shareholders can request a full set of printed proxy materials via mail. As a shareholder, you can select the means by which you access the Proxy Materials. You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for this Meeting and all future shareholder meetings, or you can make that choice on a case by case basis. How do I access the Proxy Materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope. If I request printed Proxy Materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DWS_34138_NA_091624